EMPLOYMENT AGREEMENT FOR THOMAS M. BEGEL


                  AGREEMENT made effective as of the 1st day of July 1999, between Transportation Technologies Industries, Inc., a Delaware corporation (the "Company"), and Thomas M. Begel (the "Executive").

                  WHEREAS, the Company, through its wholly-owned subsidiaries, is engaged in the business of manufacturing equipment for the transportation industry including wheel-end components and air suspension and static seating for medium and heavy-duty trucks, body and chassis components for heavy duty trucks, and complex iron castings for a variety of industries including trucking, automotive, agricultural, construction and industrial machinery (such business hereinafter referred to as the "Business"); and

                  WHEREAS, the Executive, as a result of training, expertise and personal application over the years, has acquired and will continue to acquire considerable and unique expertise and knowledge which are of substantial value to the Company in the conduct, management and operation of its Business, and the Company, having completed the sale of the railcar business, considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel, and to strengthen the Executive's covenant not to compete and to add a non-solicitation covenant to the Agreement; and

                  WHEREAS, the Executive currently serves as President and Chief Executive Officer and Chairman of the Board of Directors of the Company, and the Company desires to continue the employment and service of the Executive in such capacities and is willing to provide the Executive with certain benefits in the event of the termination of the Executive's employment with the Company; and

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

                  WHEREAS, the parties hereto desire to terminate the prior employment agreement between the parties hereto and restate the terms of employment between the Executive and the Company;




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                  NOW THEREFORE, in consideration of the continued employment of the Executive by the Company and the benefits to be derived by the Executive hereunder, and of the Executive's agreement to continued employment by the Company as provided herein, the parties mutually agree as follows:
                  EMPLOYMENT; PRIOR EMPLOYMENT AGREEMENT.

                  The parties hereto agree, effective as of the date hereof, to terminate the employment agreement, dated as of January 1, 1996, between the Company and the Executive (the "Prior Employment Agreement"), and agree that, following termination of the Prior Employment Agreement, there shall be no liability on the part of either party hereto with respect to the Prior Employment Agreement.

                  The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

                  TERM. The employment of the Executive by the Company pursuant to this Agreement will continue as of the date hereof (the "Effective Date") and shall expire on the third anniversary of the Effective Date (the "Term"), unless extended, as set forth below, or otherwise terminated pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that commencing on the first anniversary from the Effective Date and on each anniversary thereafter, the Term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to such anniversary, the Executive or the Company shall have given notice in writing that he or it does not wish to extend this Agreement; and provided further, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect and the Term shall be extended until at least the later of the third anniversary of such Change in Control or, if such Change in Control shall be caused by the shareholder approval of a merger or consolidation described in Section 6(d)(iii)(C) hereof, the third anniversary of the consummation of such merger or consolidation.

                  POSITION AND DUTIES. The Executive shall serve as President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and shall have such responsibilities, duties and authority as are customarily associated with such offices, including but not limited to, those he may have as of the Effective Date. The Company shall take all actions necessary to nominate the Executive as a Director of the Company if the Executive's term as a Director of the Company shall expire during the Term. The Executive shall devote such time to the performance of his duties as is necessary to satisfactorily perform his responsibilities and duties.

                  PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the offices of the Company in Chicago, Illinois, except for required travel on the Company's business to the extent consistent with Company practices prior to the Effective Date. The Company shall pay all expenses related to such office facilities



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(or comparable office facilities selected by the Executive),  including, without limitation, rent, salaries, equipment, utilities and other operating costs and expenses.

                  COMPENSATION AND RELATED MATTERS. As compensation and consideration for the performance by the Executive of the Executive's duties, responsibilities and covenants pursuant to this Agreement, the Company will pay the Executive and the Executive agrees to accept in full payment for such performance the amounts and benefits set forth below.

                  SALARY. During the Term of the Executive's employment hereunder, the Company shall pay to the Executive an annual base salary at a rate of $750,000 commencing on the first day of the calendar year of the Effective Date or such higher rate as may from time to time be determined by the Board, such salary to be paid in substantially equal installments no less frequently than monthly. This salary may be increased from time to time by the Company in its sole discretion. Compensation of the Executive by salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company or any of the Company's subsidiaries or affiliates. The salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company or any of the Company's subsidiaries or affiliates, and no other compensation, benefit or payment hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company shall in any way limit or reduce the obligation of the Company to pay the Executive's salary hereunder.

                  BONUS. During the Term of the Executive's employment hereunder, the Executive shall participate, in a manner consistent with the Executive's title, position and responsibilities, in all management incentive plans made generally available to executives of the Company in comparable positions (the "Bonus Plans"). The Executive agrees that the actual award of any cash bonus pursuant to a Bonus Plan may, pursuant to the terms of such plan, be subject to the achievement of certain financial goals by the Company and/or certain personal performance goals established for the Executive with respect to any period for which a cash bonus may be paid pursuant to a Bonus Plan (in each case such goals having been established by the Board or a committee thereof). The bonus shall be earned on a pro rata basis during the year. Following the Executive's Date of Termination for any reason other than Cause, the Company shall pay to the Executive a lump sum amount, in cash, equal to the difference between (1) a pro rata portion to the Date of Termination of any annual bonus award to the Executive for an uncompleted fiscal year, calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365, and (2) the amount of any annual bonus award the Company has already paid to the Executive for the uncompleted fiscal year.

                  EXPENSES. During the Term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable travel and



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entertainment  expenses or other out-of-pocket business expenses incurred by the
Executive   during  the  Term  in   fulfilling   the   Executive's   duties  and
responsibilities hereunder, including all expenses of travel and living while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

                  RETIREE MEDICAL BENEFITS. Following the Executive's Date of Termination for any reason other than Cause, the Company shall (at the Company's sole expense) provide the Executive, the Executive's Spouse and the Executive's dependents with medical and dental insurance benefits substantially similar to those benefits "provided" to them immediately prior to the Date of Termination or, if more favorable to the Executive, those "provided" to them on the Effective Date, from the Date of Termination until the later of the death of the Executive or the death of the "Executive's Spouse" (as defined in this Section 5(d)). In determining which benefits were "provided" at the applicable date, the Executive shall be deemed to have elected the most comprehensive benefits and coverage available to the Executive at that date (whether or not actually elected); further, such benefits shall include, without limitation, an unrestricted right for the Executive, the Executive's Spouse and the Executive's dependents to select their own care providers. The Company shall provide such post-termination benefits under its medical and dental plans, to the extent that the Executive's continued participation is possible under the general terms and provisions of such plans. To the extent that such participation is not possible, the Company shall arrange to otherwise provide the Executive with such post-termination benefits. If the Executive obtains other employment (and the Executive shall be under no obligation to do so) and the medical and dental insurance benefits provided by the subsequent employer do not provide substantially equivalent coverage and benefits (and therefore insurance continues to be provided pursuant to this Section 5(d), insurance obtained as a result of such other employment shall be the first line of insurance and insurance provided under this Section 5(d) shall only be supplementary or secondary. Also, to the extent that the Executive is, at any time, entitled to insurance under the Medicare program or its equivalent, the insurance under this
Section 5(d) shall be only supplementary or secondary to the extent allowed by law. For purposes of this Section 5(d), "Executive's Spouse" shall refer to the Executive's spouse immediately prior to the termination of the Executive's employment with the Company.

                  OTHER BENEFITS AND PERQUISITES. During the Term of the Executive's employment hereunder:

                           (i) the Executive shall be entitled to participate in or receive benefits under any employee retirement or welfare benefit plan or arrangement made available by the Company at any time during his employment hereunder to its executive employees (collectively the "Benefit Plans"), including without limitation each qualified or non-qualified retirement, thrift or profit sharing plan, life insurance and accident plan, supplemental pension and life insurance, medical and dental insurance plans, and disability plan, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements; and




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



                           (ii) the Company shall reimburse the Executive for reasonable expenses of an automobile chosen by the Executive, in an amount of up to one thousand five hundred dollars ($1,500) per month as well as automobile insurance and maintenance, according to the Company's policies and upon the Executive's presentation of appropriate documentation. The Executive shall also be entitled to all other perquisites the Company gives to its executive employees.

                  The Company shall pay the Executive such additional amount as is necessary (after taking into account all federal, state and local income taxes imposed upon the Executive as a result of the receipt of the benefits and perquisites contemplated by this Section 5(e)) to place the Executive in the same after-tax position the Executive would have been in had no income taxes been imposed upon or incurred or paid by the Executive with respect to such benefits and perquisites (the "Benefit Gross-Up").

                  Nothing paid to the Executive under any plan, arrangement or perquisite currently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section 5. Any payments or benefits payable to the Executive under this Section 5 in respect of any year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable plan or arrangement, be prorated in accordance with the number of days in such year during which he is so employed.

                  VACATIONS. During his employment hereunder, the Executive shall be entitled to paid vacation in each calendar year, determined in accordance with the Company's vacation policy. The Executive shall also be entitled to all paid holidays and personal days given by the Company to its executive employees.

               6. TERMINATION. The Executive's employment hereunder may be terminated under the following circumstances:

                  DEATH. The Executive's employment hereunder shall terminate upon his death.

                  DISABILITY. If, in the written opinion of a qualified physician selected by the Company, the Executive shall become unable to perform his duties hereunder due to physical or mental illness which continues for one year, the Company may terminate the Executive's employment hereunder.

                  CAUSE. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon:

                  the willful and continuous neglect or refusal to perform the Executive's duties or responsibilities, or the willful taking of actions (or willful failures to



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



         take actions) which materially impair the Executive's ability to perform his duties or responsibilities which in each case continues after being brought to the attention of the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in subsection (e) hereof ); or

                  any act by the Executive which constitutes gross negligence or willful misconduct in the performance of his duties hereunder, or the conviction of the Executive for any felony, in each case which is materially and manifestly injurious to the Company and which is brought to the attention of the Executive in writing not more than thirty days from the date of its discovery by the Company or the Board.

                  For purposes of this subsection (c), no act, or failure to act, on the Executive's part shall be considered "willful", unless done, or omitted to be done, by him not in good faith or without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (1) reasonable written notice to the Executive specifying in detail the specific reasons for the Company's intention to terminate for Cause, (2) an opportunity for the Executive, together with his counsel, to be heard before the Board, (3) with respect to actions or inaction specified in paragraph (i) above, a reasonable opportunity for the Executive to cure the action or inaction specified by the Company, and (4) delivery to the Executive of a Notice of Termination, as defined in subsection (e) hereof.

                  GOOD REASON.

                  The Executive may terminate his employment hereunder for Good Reason.

                  For  purposes of this  Agreement,  "Good  Reason"  shall mean, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination (as defined in subsection
         (f) of this Section 6) specified in the Notice of Termination (as defined in subsection (e) of this Section 6) given in respect thereof:
         (A) a material change in the Executive's position, duties, responsibilities (including reporting responsibilities) or authority, including, without limitation, removal of the Executive as Chairman of the Board (except during periods when the Executive is unable to perform all or substantially all of the Executive's duties and/or responsibilities on account of the Executive's illness (either physical or mental) or other incapacity), which, in the Executive's reasonable judgment, represent an adverse change, (B) a reduction in either the Executive's annual rate of base salary or level of participation in any Bonus Plans for which he is eligible under Section 5(b) hereof, (C)
         failure to provide facilities or services which are suitable as determined by the Board of the Company to the Executive's position and adequate for the performance of the Executive's duties and responsibilities, including the failure to maintain the Chicago office without the prior written consent of the



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



         Executive, or (D) any purported termination by the Company of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (e) of this
         Section 6 (and for purposes of this Agreement no such purported termination shall be effective). The Executive's right to terminate employment pursuant to this subsection shall not be affected by the Executive's incapacity due to physical or mental illness.

                                    A  "Change  in  Control"  shall be deemed to
                  have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                                    any  Person  is or  becomes  the  Beneficial
                  Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Com-

                                    pany or its affiliates)  representing 20% or
                  more of the combined voting power of the Company's then outstanding securities; or

                                    during any period of two  consecutive  years
                  (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (C) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors, at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                                    the  shareholders  of the Company  approve a
                  merger or consolidation of the Company with any other corporation, other than (i) merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                                    the  shareholders  of the Company  approve a
                  plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.




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         Notwithstanding  the  foregoing,  a Change in Control shall not include any transaction with any entity or group which is wholly or partly controlled by the Chief Executive Officer and one or more of the other executive officers of the Company in office immediately prior to such transaction.

                  For purposes of this Agreement, "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used herein; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  NOTICE OF TERMINATION. Any termination of the Executive's employment by the Company or by the Executive (other than a termination pursuant to subsection (a) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  "Date  of  Termination"  shall  mean  (i) if  the  Executive's employment is terminated pursuant to subsection (a) above, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection
(b) above, thirty days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) or (d) above, the date specified in the Notice of Termination which, in the case of a termination for Cause shall be the date such Notice of Termination is given (or such later date as provided therein), and in the case of a termination for Good Reason shall not be less than twenty (20) nor more than thirty (30) days from the date such Notice of Termination is given, or (iv) if the Executive terminates his employment and fails to provide written notice to the Company of such termination, the date of such termination; PROVIDED, HOWEVER, that if within fifteen (15) days after any Notice of Termination is given or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been



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



perfected); and PROVIDED, FURTHER, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the foregoing, if the dispute is resolved in favor of the Company, the Date of Termination shall not he deemed to have been extended for purposes of this Agreement. If the Date of Termination is extended by a notice of dispute, the rights and the obligations of the parties upon a final determination shall be governed by the terms of this Agreement, regardless of whether the Agreement otherwise remains in effect on the date of such final determination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue the Executive as a participant in all compensation, benefit and insurance plans and perquisites in which the Executive was participating when the notice giving rise to the dispute was given and the Executive shall, at the Company's request, continue to perform his obligations hereunder, in each case, until the dispute is finally resolved in accordance with this subsection.

                  If the Company elects not to have the Executive continue to perform his obligations hereunder during the pendency of such dispute, and the Company prevails in such dispute, then the Executive shall promptly return to the Company any monies (or the value of any benefits) received with respect to service performed by him after the originally stated Date of Termination to which the Executive would not have been otherwise entitled.

                  COMPENSATION UPON TERMINATION, DEATH OR DURING DISABILITY.

                  During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full base salary and other benefits at the rate then in effect for such period (offset by any payments to the Executive received pursuant to disability benefit plans maintained by the Company) until his employment is terminated pursuant to Section 6(b) hereof, and upon such termination, the Company shall pay all other unpaid amounts, if any, to which the Executive is entitled as of such Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall be paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by his death, the Company shall within ten days following the date of the Executive's death, (i) pay any amounts due to the Executive under Section 5 through the date of his death and (ii) pay to the Executive's legal representative (A) any death benefits provided under any Benefit Plan in accordance with their terms and (B) all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall he paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  Subject to Section 8 hereof, if (A) in breach of this Agreement, the Company shall terminate the Executive's employment (it being understood that a purported termination pursuant to Section 6(b) hereof or
Section 6(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (B) the Executive shall terminate his employment for Good Reason, then the Company shall provide the following payments and benefits (collectively, the "Severance Payments"):

                  the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any amounts owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred; and

                  in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as liquidated damages to the Executive on the Date of Termination, a lump sum amount equal to the product of (1) the sum of (a) the Executive's annual base salary rate in effect as of the date Notice of Termination is given and (b) the greatest of (i) the Executive's guaranteed annual bonus (if any) with respect to the fiscal year in which the Date of Termination occurs, (ii) the target annual bonus which may become payable to the Executive with respect to the fiscal year in which the Date of Termination occurs, (iii) the annual bonus payments made to the Executive with respect to the fiscal year immediately prior to the fiscal year in which the Date of Termination occurs and (iv) the average of the annual bonus payments made to the Executive with respect to the three fiscal years immediately prior to the fiscal year in which the Date of Termination occurs (or such shorter period as the Executive has been employed by the Company) multiplied by (2) the number three; and
                  notwithstanding any provision of the Company's annual incentive plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (a) any annual incentive compensation which has been allocated or awarded to the Executive for the completed fiscal year preceding the Date of Termination but has not yet been paid (pursuant to clause (i) above or otherwise), and (b) the difference between (1) a pro rata portion to the Date of Termination of the value of any annual contingent incentive compensation award to the Executive for an uncompleted fiscal year calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which shall be the number of days the Executive was employed during such fiscal year and the denominator of which shall be 365, and (2) the amount of any annual incentive compensation award the Company has already paid to the Executive for the uncompleted fiscal year; and

                  the Company shall at its own cost continue the participation of the Executive for a period of three years, in all medical, life and other employee "welfare" benefit plans and programs (including, without limitation, all qualified, non-qualified, and supplemental retirement and welfare benefit plans) in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is permitted under the terms and provisions of such plans and programs as in effect on the date of such Termination. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and

                  the Company shall, at its own cost, continue to provide the Executive for a period of three years with the perquisites, reimbursements and payments the Company gave or provided to the Executive, pursuant to Section 5(e) of this Agreement, immediately prior to the Date of Termination; and

                  the Company shall pay to the Executive (upon presentation of appropriate invoices and other documentation) an amount equal to the amount of all legal fees and expenses incurred by the Executive in contesting, arbitrating or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement; PROVIDED that, such claim has been brought in good faith by the Executive and if the Executive shall not be successful, the Executive shall return 50% of the legal fees and expenses previously reimbursed to the Executive by the Company; and

                  if the Company shall fulfill its obligations to the Executive pursuant to this Section 7(d) then the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  The Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 7 be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  The obligations of the Company to make payments and provide benefits under this Section 7 shall survive the termination of this Agreement.

                  TREATMENT OF PARACHUTE PAYMENTS.

                  Notwithstanding  any other  provisions of this Agreement,  and except as set forth below, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") is determined to be an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or substitute provision of the Code, with the effect that Executive is liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code (the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code Section 280G in such other plan, arrangement or agreement, the cash payments provided in Section 7(d)(ii) of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, payments or benefits under this Agreement will NOT be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) IS GREATER than (ii) the difference of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), minus (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

                  (b) All determinations required to be made under this Section 8, and the assumptions to be utilized in arriving at such determination, shall be made by the certified public accounting firm used for auditing purposes by the Company immediately prior to the Date of Termination (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive not later than 5 days prior to the Date of Termination. The
Company shall pay all fees and expenses of the Accounting Firm. Any determination by the Accounting Firm shall be binding upon the Company and the Executive, except as provided in paragraph (c) below.

                  (c) As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due. If the Executive is required to make a payment of any such Excise Tax, the Company will promptly pay the Executive an additional amount equal to the amount, or greater amount, of Excise Tax the Executive is required to pay (plus a gross up payment for any income taxes, interest, penalties or additional Excise Tax payable by Executive with respect to such Excise Tax or additional payment), as determined by the Accounting Firm. Executive will notify the Company in writing of any claim by the IRS or other agency that, if successful, would require payment by the Company of the additional payments under this paragraph. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. The Company shall pay all fees and expenses of the Executive relating to a claim by the IRS or other agency.

                  RESTRICTIVE COVENANTS.

                  (a) COVENANT NOT TO COMPETE. The Executive acknowledges that, as a key management employee, the Executive will be involved, on a high level, in the development, implementation and management of the Company's strategies and plans, including those which involve the Company's finances, research, marketing, planning, operations, industrial relations and acquisitions, and that he will have access to Confidential Information, as defined in Section 10. By virtue of the Executive's unique and sensitive position and special background, employment of the Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of the Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, the Executive covenants and agrees that, if the Executive's employment is terminated (i) by the Company in breach of this Agreement, (ii) pursuant to an event constituting Good Reason or (iii) under any other circumstances, then, for a period of two years in the case of clauses (i) and
(ii) of this sentence, and for a period of one year in the case of clause (iii) of this sentence, after the Date of Termination (the "Non-Compete Period"), the Executive will not engage or be engaged, in any capacity, directly or indirectly, including but not limited to, as an employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise) in any business entity anywhere in North America which is engaged in direct competition with any business of the Company on the Date of Termination which had revenues of ten percent (10%) or more of the Company's consolidated revenues for the four most completed fiscal quarters (a business meeting this requirement shall be referred to as a "Competitor").

         If any court determines that the covenant not to compete contained in this Section 9, or any part hereof, is unenforceable, such court shall have the power to reduce the duration or scope of such provision, or make any other changes, provided that such changes are as close to the terms hereof as possible and, in its reduced form, such provision shall then be enforceable.

                  (b) NON-SOLICITATION OF EMPLOYEES. Executive agrees that, during the Non- Compete Period, he shall not, without the prior written consent of the Company, solicit any current employee of the Company or any of its subsidiaries, or any individual who becomes an employee at or before the Date of Termination, to leave such employment and join or become affiliated with any business that is, during the Non-Compete Period, a Competitor.

                  (c) SURVIVAL OF NON-COMPETE TERMS. The provisions set forth in this Section 9 shall survive termination of this Agreement.

                  CONFIDENTIALITY. The Executive recognizes that he will have access to confidential information, trade secrets, proprietary methods and other data which are the property of and integral to the operations and success of Company ("Confidential Information") and therefore agrees to be bound by the provisions of this Section 10, which both Company and Executive agree and acknowledge to be reasonable and to be necessary to the Company. In recognition of this fact, the Executive agrees that the Executive will not disclose any Confidential Information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information which the Executive did not know and should not have known was disclosed to the Executive in violation of any other person's confidentiality obligation and (iii) disclosure required in connection with any legal process (after giving the Company the opportunity to dispute such requirement)) to any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, nor shall the Executive make use of any such information for the benefit of any person, firm, corporation or other entity except the Company. The Executive's obligation to keep all of such information confidential shall be in effect during and for a period of two years after the Date of Termination; PROVIDED, HOWEVER, that the Executive will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

                  BINDING  AGREEMENT.  This  Agreement  and  all  rights  of the
Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

                  NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, if delivered personally, or (unless otherwise specified) mailed by United States certified or regis-

tered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, addressed as follows:

                  If to the Executive:

                           Thomas M. Begel
                           20 West Burton Place
                           Chicago, Illinois  60610

                  If to the Company:

                           Transportation Technologies Industries, Inc.
                           980 North Michigan Avenue
                           Suite 1000
                           Chicago, Illinois  60611
                           Attn: Secretary

                  With a copy to:

                           Robert F. Wall, Esq.
                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois  60601

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  INDEMNIFICATION. Following the Executive's Date of Termination, the Company will: (i) indemnify and hold harmless the Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of the Executive that relate to the Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue the Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

                  GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or im-

plied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law principles.

                  VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agree-

ment of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

                  IRREPARABLE HARM. The Executive acknowledges that: (i) the Executive's compliance with this Agreement is necessary to preserve and protect the proprietary rights, Confidential Information and the goodwill of the Company and its subsidiaries as going concerns; (ii) any failure by the Executive to comply with the provisions of this Agreement will result in irreparable and continuing injury for which there will be no adequate remedy at law; and (iii) in the event that the Executive should fail to comply with the terms and conditions of this Agreement, the Company shall be entitled, in addition to such other relief as may be proper, to all types of equitable relief (including, but not limited to, the issuance of an injunction and/or temporary restraining order) as may be necessary to cause the Executive to comply with this Agreement, to restore to the Company its property, and to make the Company whole.

                  CONSENT TO JURISDICTION AND FORUM; LEGAL FEES AND COSTS. The Company and the Executive hereby expressly and irrevocably agree that any action, whether at law or in equity, arising out of or based upon this Agreement or the Executive's employment by the Company shall only be brought in a federal or state court located in Chicago, Illinois. The Executive hereby irrevocably consents to personal jurisdiction in such court and to accept service of process in accordance with the provisions of such court. Except as provided in Section 7(d)(v), in connection with any dispute arising out of or based upon this Agreement or the Executive's employment by the Company, each party shall be responsible for its or his own legal fees and expenses and all court costs shall be shared equally by the Company and the Executive unless the court apportions such legal fees or court costs in a different manner.

                  WITHHOLDING. All payments made to the Executive pursuant to this Agreement shall be subject to applicable withholding taxes, if any, and any amount so withheld shall be deemed to have been paid to the Executive for purposes of amounts due to the Executive under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                  TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.

--------------------------------
         THOMAS M. BEGEL
                                    By:___________________________________
                                    Name:
                                    Title:

                    EMPLOYMENT AGREEMENT FOR ANDREW M. WELLER

                  AGREEMENT made effective as of the 1st day of July 1999, between Transportation Technologies Industries, Inc., a Delaware corporation (the "Company"), and Andrew M. Weller (the "Executive").

                  WHEREAS, the Company, through its wholly-owned subsidiaries, is engaged in the business of manufacturing equipment for the transportation industry including wheel-end components and air suspension and static seating for medium and heavy-duty trucks, body and chassis components for heavy duty trucks, and complex iron castings for a variety of industries including trucking, automotive, agricultural, construction and industrial machinery (such business hereinafter referred to as the "Business"); and

                  WHEREAS, the Executive, as a result of training, expertise and personal application over the years, has acquired and will continue to acquire considerable and unique expertise and knowledge which are of substantial value to the Company in the conduct, management and operation of its Business, and the Company, having completed the sale of the railcar business, considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel, and to strengthen the Executive's covenant not to compete and to add a non-solicitation covenant to the Agreement; and

                  WHEREAS, the Executive currently serves as Executive Vice President and Chief Financial Officer and a Director of the Company, and the Company desires to continue the employment and service of the Executive in such capacities and is willing to provide the Executive with certain benefits in the event of the termination of the Executive's employment with the Company; and

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

                  WHEREAS, the parties hereto desire to terminate the prior employment agreement between the parties hereto and restate the terms of employment between the Executive and the Company;

                  NOW THEREFORE, in consideration of the continued employment of the Executive by the Company and the benefits to be derived by the Executive hereunder, and of the

Executive's agreement to continued employment by the Company as provided herein, the parties mutually agree as follows:
                  EMPLOYMENT; PRIOR EMPLOYMENT AGREEMENT.

                  The parties hereto agree, effective as of the date hereof, to terminate the employment agreement, dated as of January 1, 1996, between the Company and the Executive (the "Prior Employment Agreement"), and agree that, following termination of the Prior Employment Agreement, there shall be no liability on the part of either party hereto with respect to the Prior Employment Agreement.

                  The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

                  TERM. The employment of the Executive by the Company pursuant to this Agreement will continue as of the date hereof (the "Effective Date") and shall expire on the third anniversary of the Effective Date (the "Term"), unless extended, as set forth below, or otherwise terminated pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that commencing on the first anniversary from the Effective Date and on each anniversary thereafter, the Term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to such anniversary, the Executive or the Company shall have given notice in writing that he or it does not wish to extend this Agreement; and provided further, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect and the Term shall be extended until at least the later of the third anniversary of such Change in Control or, if such Change in Control shall be caused by the shareholder approval of a merger or consolidation described in Section 6(d)(iii)(C) hereof, the third anniversary of the consummation of such merger or consolidation.

                  POSITION AND DUTIES. The Executive shall serve as Executive Vice President, Chief Financial Officer and Director of the Company, and shall have such responsibilities, duties and authority as are customarily associated with such offices, including but not limited to, those he may have as of the Effective Date. The Company shall take all actions necessary to nominate the Executive as a Director of the Company if the Executive's term as a Director of the Company shall expire during the Term. The Executive shall devote such time to the performance of his duties as is necessary to satisfactorily perform his responsibilities and duties.

                  PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the offices of the Company in Chicago, Illinois, except for required travel on the Company's business to the extent consistent with Company practices prior to the Effective Date. The Company shall pay all expenses related to such office facilities (or comparable office facilities selected by the Executive), including, without limitation, rent, salaries, equipment, utilities and other operating costs and expenses.

                  COMPENSATION AND RELATED MATTERS. As compensation and consideration for the performance by the Executive of the Executive's duties, responsibilities and covenants pursuant to this Agreement, the Company will pay the Executive and the Executive agrees to accept in full payment for such performance the amounts and benefits set forth below.

                  SALARY. During the Term of the Executive's employment hereunder, the Company shall pay to the Executive an annual base salary at a rate of $500,000 commencing on the first day of the calendar year of the Effective Date or such higher rate as may from time to time be determined by the Board, such salary to be paid in substantially equal installments no less frequently than monthly. This salary may be increased from time to time by the Company in its sole discretion. Compensation of the Executive by salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company or any of the Company's subsidiaries or affiliates. The salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company or any of the Company's subsidiaries or affiliates, and no other compensation, benefit or payment hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company shall in any way limit or reduce the obligation of the Company to pay the Executive's salary hereunder.

                  BONUS. During the Term of the Executive's employment hereunder, the Executive shall participate, in a manner consistent with the Executive's title, position and responsibilities, in all management incentive plans made generally available to executives of the Company in comparable positions (the "Bonus Plans"). The Executive agrees that the actual award of any cash bonus pursuant to a Bonus Plan may, pursuant to the terms of such plan, be subject to the achievement of certain financial goals by the Company and/or certain personal performance goals established for the Executive with respect to any period for which a cash bonus may be paid pursuant to a Bonus Plan (in each case such goals having been established by the Board or a committee thereof). The bonus shall be earned on a pro rata basis during the year. Following the Executive's Date of Termination for any reason other than Cause, the Company shall pay to the Executive a lump sum amount, in cash, equal to the difference between (1) a pro rata portion to the Date of Termination of any annual bonus award to the Executive for an uncompleted fiscal year, calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365, and (2) the amount of any annual bonus award the Company has already paid to the Executive for the uncompleted fiscal year.

                  EXPENSES. During the Term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable travel and entertainment expenses or other out-of-pocket business expenses incurred by the Executive during the Term in fulfilling the Executive's duties and responsibilities hereunder, including all expenses of travel and living while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

                  RETIREE MEDICAL BENEFITS. Following the Executive's Date of Termination for any reason other than Cause, the Company shall (at the Company's sole expense) provide the Executive, the Executive's Spouse and the Executive's dependents with medical and dental insurance benefits substantially similar to those benefits "provided" to them immediately prior to the Date of Termination or, if more favorable to the Executive, those "provided" to them on the Effective Date, from the Date of Termination until the later of the death of the Executive or the death of the "Executive's Spouse" (as defined in this Section 5(d)). In determining which benefits were "provided" at the applicable date, the Executive shall be deemed to have elected the most comprehensive benefits and coverage available to the Executive at that date (whether or not actually elected); further, such benefits shall include, without limitation, an unrestricted right for the Executive, the Executive's Spouse and the Executive's dependents to select their own care providers. The Company shall provide such post-termination benefits under its medical and dental plans, to the extent that the Executive's continued participation is possible under the general terms and provisions of such plans. To the extent that such participation is not possible, the Company shall arrange to otherwise provide the Executive with such post-termination benefits. If the Executive obtains other employment (and the Executive shall be under no obligation to do so) and the medical and dental insurance benefits provided by the subsequent employer do not provide substantially equivalent coverage and benefits (and therefore insurance continues to be provided pursuant to this Section 5(d), insurance obtained as a result of such other employment shall be the first line of insurance and insurance provided under this Section 5(d) shall only be supplementary or secondary. Also, to the extent that the Executive is, at any time, entitled to insurance under the Medicare program or its equivalent, the insurance under this
Section 5(d) shall be only supplementary or secondary to the extent allowed by law. For purposes of this Section 5(d), "Executive's Spouse" shall refer to the Executive's spouse immediately prior to the termination of the Executive's employment with the Company.

                  OTHER BENEFITS AND PERQUISITES. During the Term of the Executive's employment hereunder:

                           (i) the Executive shall be entitled to participate in or receive benefits under any employee retirement or welfare benefit plan or arrangement made available by the Company at any time during his employment hereunder to its executive employees (collectively the "Benefit Plans"), including without limitation each qualified or non-qualified retirement, thrift or profit sharing plan, life insurance and accident plan, supplemental pension and life insurance, medical and dental insurance plans, and disability plan, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements; and

                           (ii) the Company shall reimburse the Executive for reasonable expenses of an automobile chosen by the Executive, in an amount of up to nine hundred fifty dollars ($950) per month as well as automobile insurance and maintenance, according to the Company's policies and upon the Executive's presentation of appropriate documentation. The Executive shall also be entitled to all other perquisites the Company gives to its executive employees.

                  The Company shall pay the Executive such additional amount as is necessary (after taking into account all federal, state and local income taxes imposed upon the Executive as a result of the receipt of the benefits and perquisites contemplated by this Section 5(e)) to place the Executive in the same after-tax position the Executive would have been in had no income taxes been imposed upon or incurred or paid by the Executive with respect to such benefits and perquisites (the "Benefit Gross-Up").

                  Nothing paid to the Executive under any plan, arrangement or perquisite currently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section 5. Any payments or benefits payable to the Executive under this
Section 5 in respect of any year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable plan or arrangement, be prorated in accordance with the number of days in such year during which he is so employed.

                  VACATIONS. During his employment hereunder, the Executive shall be entitled to paid vacation in each calendar year, determined in accordance with the Company's vacation policy. The Executive shall also be entitled to all paid holidays and personal days given by the Company to its executive employees.

         6. TERMINATION. The Executive's employment hereunder may be terminated under the following circumstances:

                  DEATH. The Executive's employment hereunder shall terminate upon his death.

                  DISABILITY. If, in the written opinion of a qualified physician selected by the Company, the Executive shall become unable to perform his duties hereunder due to physical or mental illness which continues for one year, the Company may terminate the Executive's employment hereunder.

                  CAUSE. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon:

                  the willful and continuous neglect or refusal to perform the Executive's duties or responsibilities, or the willful taking of actions (or willful failures to take actions) which materially impair the Executive's ability to perform his duties or responsibilities which in each case continues after being brought to the attention of the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in subsection
         (e) hereof ); or

                  any act by the Executive which constitutes gross negligence or willful misconduct in the performance of his duties hereunder, or the conviction of the Executive for any felony, in each case which is materially and manifestly injurious to the Company and which is brought to the attention of the Executive in writing not more than thirty days from the date of its discovery by the Company or the Board.

                  For purposes of this subsection (c), no act, or failure to act, on the Executive's part shall be considered "willful", unless done, or omitted to be done, by him not in good faith or without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (1) reasonable written notice to the Executive specifying in detail the specific reasons for the Company's intention to terminate for Cause,
(2) an opportunity for the Executive, together with his counsel, to be heard before the Board, (3) with respect to actions or inaction specified in paragraph
(i) above, a reasonable opportunity for the Executive to cure the action or inaction specified by the Company, and (4) delivery to the Executive of a Notice of Termination, as defined in subsection (e) hereof.

                           GOOD REASON.

                  The Executive may terminate his employment hereunder for Good Reason.

                  For  purposes of this  Agreement,  "Good  Reason"  shall mean, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination (as defined in subsection
         (f) of this Section 6) specified in the Notice of Termination (as defined in subsection (e) of this Section 6) given in respect thereof:
         (A) a material change in the Executive's position, duties, responsibilities (including reporting responsibilities) or authority, including, without limitation, removal of the Executive from the Board (except during periods when the Executive is unable to perform all or substantially all of the Executive's duties and/or responsibilities on account of the Executive's illness (either physical or mental) or other incapacity), which, in the Executive's reasonable judgment, represent an adverse change, (B) a reduction in either the Executive's annual rate of base salary or level of participation in any Bonus Plans for which he is eligible under Section 5(b) hereof, (C) failure to provide facilities or services which are suitable as determined by the Board of the Company to the Executive's position and adequate for the performance of the Executive's duties and responsibilities, including the failure to maintain the Chicago office without the prior written consent of the Executive, or (D) any purported termination by the Company of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (e) of this Section 6 (and for purposes of this Agreement no such purported termination shall be effective). The Executive's right to terminate employment pursuant to this subsection shall not be affected by the Executive's incapacity due to physical or mental illness.

                  A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                                    any  Person  is or  becomes  the  Beneficial
                  Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Com-

                                    pany or its affiliates)  representing 20% or
                  more of the combined voting power of the Company's then outstanding securities; or

                                    during any period of two  consecutive  years
                  (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (C) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors, at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                                    the  shareholders  of the Company  approve a
                  merger or consolidation of the Company with any other corporation, other than (i) merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                                    the  shareholders  of the Company  approve a
                  plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         Notwithstanding the foregoing, a Change in Control shall not include any transaction with any entity or group which is wholly or partly controlled by the Chief Executive

         Officer and one or more of the other executive officers of the Company in office immediately prior to such transaction.

                  For purposes of this Agreement, "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used herein; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  NOTICE OF TERMINATION. Any termination of the Executive's employment by the Company or by the Executive (other than a termination pursuant to subsection (a) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  "Date  of  Termination"  shall  mean  (i) if  the  Executive's employment is terminated pursuant to subsection (a) above, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection
(b) above, thirty days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) or (d) above, the date specified in the Notice of Termination which, in the case of a termination for Cause shall be the date such Notice of Termination is given (or such later date as provided therein), and in the case of a termination for Good Reason shall not be less than twenty (20) nor more than thirty (30) days from the date such Notice of Termination is given, or (iv) if the Executive terminates his employment and fails to provide written notice to the Company of such termination, the date of such termination; PROVIDED, HOWEVER, that if within fifteen (15) days after any Notice of Termination is given or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and PROVIDED, FURTHER, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the foregoing, if the dispute is resolved in favor of the Company, the Date of Termination shall not he deemed to have been extended for purposes of this Agreement. If the Date of Termination is extended by a notice of dispute, the rights and the obligations of the parties upon a final determination shall be governed by the terms of this Agreement, regardless of whether the Agreement otherwise remains in effect on the date of such final determination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue the Executive as a participant in all compensation, benefit and insurance plans and perquisites in which the Executive was participating when the notice giving rise to the dispute was given and the Executive shall, at the Company's request, continue to perform his obligations hereunder, in each case, until the dispute is finally resolved in accordance with this subsection.

                  If the Company elects not to have the Executive continue to perform his obligations hereunder during the pendency of such dispute, and the Company prevails in such dispute, then the Executive shall promptly return to the Company any monies (or the value of any benefits) received with respect to service performed by him after the originally stated Date of Termination to which the Executive would not have been otherwise entitled.

                  COMPENSATION UPON TERMINATION, DEATH OR DURING DISABILITY.

                  During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full base salary and other benefits at the rate then in effect for such period (offset by any payments to the Executive received pursuant to disability benefit plans maintained by the Company) until his employment is terminated pursuant to Section 6(b) hereof, and upon such termination, the Company shall pay all other unpaid amounts, if any, to which the Executive is entitled as of such Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall be paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by his death, the Company shall within ten days following the date of the Executive's death, (i) pay any amounts due to the Executive under Section 5 through the date of his death and (ii) pay to the Executive's legal representative (A) any death benefits provided under any Benefit Plan in accordance with their terms and (B) all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall he paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  Subject to Section 8 hereof, if (A) in breach of this Agreement, the Company shall terminate the Executive's employment (it being understood that a purported termination pursuant to Section 6(b) hereof or
Section 6(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (B) the Executive shall terminate his employment for Good Reason, then the Company shall provide the following payments and benefits (collectively, the "Severance Payments"):

                  the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any amounts owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred; and

                  in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as liquidated damages to the Executive on the Date of Termination, a lump sum amount equal to the product of (1) the sum of (a) the Executive's annual base salary rate in effect as of the date Notice of Termination is given and (b) the greatest of (i) the Executive's guaranteed annual bonus (if any) with respect to the fiscal year in which the Date of Termination occurs, (ii) the target annual bonus which may become payable to the Executive with respect to the fiscal year in which the Date of Termination occurs, (iii) the annual bonus payments made to the Executive with respect to the fiscal year immediately prior to the fiscal year in which the Date of Termination occurs and (iv) the average of the annual bonus payments made to the Executive with respect to the three fiscal years immediately prior to the fiscal year in which the Date of Termination occurs (or such shorter period as the Executive has been employed by the Company) multiplied by (2) the number three; and
                  notwithstanding any provision of the Company's annual incentive plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (a) any annual incentive compensation which has been allocated or awarded to the Executive for the completed fiscal year preceding the Date of Termination but has not yet been paid (pursuant to clause (i) above or otherwise), and (b) the difference between (1) a pro rata portion to the Date of Termination of the value of any annual contingent incentive compensation award to the Executive for an uncompleted fiscal year calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which shall be the number of days the Executive was employed during such fiscal year and the denominator of which shall be 365, and (2) the amount of any annual incentive compensation award the Company has already paid to the Executive for the uncompleted fiscal year; and

                  the Company shall at its own cost continue the participation of the Executive for a period of three years, in all medical, life and other employee "welfare" benefit plans and programs (including, without limitation, all qualified, non-qualified, and supplemental retirement and welfare benefit plans) in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is permitted under the terms and provisions of such plans and programs as in effect on the date of such Termination. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and

                  the Company shall, at its own cost, continue to provide the Executive for a period of three years with the perquisites, reimbursements and payments the Company gave or provided to the Executive, pursuant to Section 5(e) of this Agreement, immediately prior to the Date of Termination; and

                  the Company shall pay to the Executive (upon presentation of appropriate invoices and other documentation) an amount equal to the amount of all legal fees and expenses incurred by the Executive in contesting, arbitrating or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement; PROVIDED that, such claim has been brought in good faith by the Executive and if the Executive shall not be successful, the Executive shall return 50% of the legal fees and expenses previously reimbursed to the Executive by the Company; and

                  if the Company shall fulfill its obligations to the Executive pursuant to this Section 7(d) then the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  The Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 7 be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  The obligations of the Company to make payments and provide benefits under this Section 7 shall survive the termination of this Agreement.

                  TREATMENT OF PARACHUTE PAYMENTS.

                  Notwithstanding  any other  provisions of this Agreement,  and except as set forth below, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") is determined to be an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or substitute provision of the Code, with the effect that Executive is liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code (the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code Section 280G in such other plan, arrangement or agreement, the cash payments provided in Section 7(d)(ii) of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, payments or benefits under this Agreement will NOT be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) IS GREATER than (ii) the difference of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), minus (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

                  (b) All determinations required to be made under this Section 8, and the assumptions to be utilized in arriving at such determination, shall be made by the certified public accounting firm used for auditing purposes by the Company immediately prior to the Date of Termination (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive not later than 5 days prior to the Date of Termination. The
Company shall pay all fees and expenses of the Accounting Firm. Any determination by the Accounting Firm shall be binding upon the Company and the Executive, except as provided in paragraph (c) below.

                  (c) As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due. If the Executive is required to make a payment of any such Excise Tax, the Company will promptly pay the Executive an additional amount equal to the amount, or greater amount, of Excise Tax the Executive is required to pay (plus a gross up payment for any income taxes, interest, penalties or additional Excise Tax payable by Executive with respect to such Excise Tax or additional payment), as determined by the Accounting Firm. Executive will notify the Company in writing of any claim by the IRS or other agency that, if successful, would require payment by the Company of the additional payments under this paragraph. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. The Company shall pay all fees and expenses of the Executive relating to a claim by the IRS or other agency.

                  RESTRICTIVE COVENANTS.

                  (a) COVENANT NOT TO COMPETE. The Executive acknowledges that, as a key management employee, the Executive will be involved, on a high level, in the development, implementation and management of the Company's strategies and plans, including those which involve the Company's finances, research, marketing, planning, operations, industrial relations and acquisitions, and that he will have access to Confidential Information, as defined in Section 10. By virtue of the Executive's unique and sensitive position and special background, employment of the Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of the Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, the Executive covenants and agrees that, if the Executive's employment is terminated (i) by the Company in breach of this Agreement, (ii) pursuant to an event constituting Good Reason or (iii) under any other circumstances, then, for a period of two years in the case of clauses (i) and
(ii) of this sentence, and for a period of one year in the case of clause (iii) of this sentence, after the Date of Termination (the "Non-Compete Period"), the Executive will not engage or be engaged, in any capacity, directly or indirectly, including but not limited to, as an employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise) in any business entity anywhere in North America which is engaged in direct competition with any business of the Company on the Date of Termination which had revenues of ten percent (10%) or more of the Company's consolidated revenues for the four most completed fiscal quarters (a business meeting this requirement shall be referred to as a "Competitor").

         If any court determines that the covenant not to compete contained in this Section 9, or any part hereof, is unenforceable, such court shall have the power to reduce the duration or scope of such provision, or make any other changes, provided that such changes are as close to the terms hereof as possible and, in its reduced form, such provision shall then be enforceable.

                  (b) NON-SOLICITATION OF EMPLOYEES. Executive agrees that, during the Non- Compete Period, he shall not, without the prior written consent of the Company, solicit any current employee of the Company or any of its subsidiaries, or any individual who becomes an employee at or before the Date of Termination, to leave such employment and join or become affiliated with any business that is, during the Non-Compete Period, a Competitor.

                  (c) SURVIVAL OF NON-COMPETE TERMS. The provisions set forth in this Section 9 shall survive termination of this Agreement.

                  CONFIDENTIALITY. The Executive recognizes that he will have access to confidential information, trade secrets, proprietary methods and other data which are the property of and integral to the operations and success of Company ("Confidential Information") and therefore agrees to be bound by the provisions of this Section 10, which both Company and Executive agree and acknowledge to be reasonable and to be necessary to the Company. In recognition of this fact, the Executive agrees that the Executive will not disclose any Confidential Information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information which the Executive did not know and should not have known was disclosed to the Executive in violation of any other person's confidentiality obligation and (iii) disclosure required in connection with any legal process (after giving the Company the opportunity to dispute such requirement)) to any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, nor shall the Executive make use of any such information for the benefit of any person, firm, corporation or other entity except the Company. The Executive's obligation to keep all of such information confidential shall be in effect during and for a period of two years after the Date of Termination; PROVIDED, HOWEVER, that the Executive will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

                  BINDING  AGREEMENT.  This  Agreement  and  all  rights  of the
Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

                  NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, if delivered personally, or (unless otherwise specified) mailed by United States certified or regis-

tered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, addressed as follows:

                  If to the Executive:

                           Andrew M. Weller
                           659 Lincoln Avenue
                           Winnetka, Illinois  60093

                  If to the Company:

                           Transportation Technologies Industries, Inc.
                           980 North Michigan Avenue
                           Suite 1000
                           Chicago, Illinois  60611
                           Attn: Secretary

                  With a copy to:

                           Robert F. Wall, Esq.
                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois  60601

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  INDEMNIFICATION. Following the Executive's Date of Termination, the Company will: (i) indemnify and hold harmless the Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of the Executive that relate to the Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue the Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

                  GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law principles.

                  VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agree-

ment of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

                  IRREPARABLE HARM. The Executive acknowledges that: (i) the Executive's compliance with this Agreement is necessary to preserve and protect the proprietary rights, Confidential Information and the goodwill of the Company and its subsidiaries as going concerns; (ii) any failure by the Executive to comply with the provisions of this Agreement will result in irreparable and continuing injury for which there will be no adequate remedy at law; and (iii) in the event that the Executive should fail to comply with the terms and conditions of this Agreement, the Company shall be entitled, in addition to such other relief as may be proper, to all types of equitable relief (including, but not limited to, the issuance of an injunction and/or temporary restraining order) as may be necessary to cause the Executive to comply with this Agreement, to restore to the Company its property, and to make the Company whole.

                  CONSENT TO JURISDICTION AND FORUM; LEGAL FEES AND COSTS. The Company and the Executive hereby expressly and irrevocably agree that any action, whether at law or in equity, arising out of or based upon this Agreement or the Executive's employment by the Company shall only be brought in a federal or state court located in Chicago, Illinois. The Executive hereby irrevocably consents to personal jurisdiction in such court and to accept service of process in accordance with the provisions of such court. Except as provided in Section 7(d)(v), in connection with any dispute arising out of or based upon this Agreement or the Executive's employment by the Company, each party shall be responsible for its or his own legal fees and expenses and all court costs shall be shared equally by the Company and the Executive unless the court apportions such legal fees or court costs in a different manner.

                  WITHHOLDING. All payments made to the Executive pursuant to this Agreement shall be subject to applicable withholding taxes, if any, and any amount so withheld shall be deemed to have been paid to the Executive for purposes of amounts due to the Executive under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                     TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.


--------------------------------
         ANDREW M. WELLER
                                  By:
                                  ___________________________________
                                  Name:
                                  Title:

                    EMPLOYMENT AGREEMENT FOR TIMOTHY A. MASEK


                  AGREEMENT made effective as of the 1st day of July 1999, between Transportation Technologies Industries, Inc., a Delaware corporation (the "Company"), and Timothy A. Masek (the "Executive").

                  WHEREAS, the Company, through its wholly-owned subsidiaries, is engaged in the business of manufacturing equipment for the transportation industry including wheel-end components and air suspension and static seating for medium and heavy-duty trucks, body and chassis components for heavy duty trucks, and complex iron castings for a variety of industries including trucking, automotive, agricultural, construction and industrial machinery (such business hereinafter referred to as the "Business"); and

                  WHEREAS, the Executive, as a result of training, expertise and personal application over the years, has acquired and will continue to acquire considerable and unique expertise and knowledge which are of substantial value to the Company in the conduct, management and operation of its Business, and the Company, having completed the sale of the railcar business, considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel, and to strengthen the Executive's covenant not to compete and to add a non-solicitation covenant to the Agreement; and

                  WHEREAS, the Executive currently serves as Vice President - Corporate Development of the Company and President of Bostrom Seating, Inc., a subsidiary of the Company, and the Company desires to continue the employment and service of the Executive in such capacities and is willing to provide the Executive with certain benefits in the event of the termination of the Executive's employment with the Company; and

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

                  WHEREAS, the parties hereto desire to terminate the prior employment agreement between the parties hereto and restate the terms of employment between the Executive and the Company;

                  NOW THEREFORE, in consideration of the continued employment of the Executive by the Company and the benefits to be derived by the Executive hereunder, and of the Executive's agreement to continued employment by the Company as provided herein, the parties mutually agree as follows:

                  EMPLOYMENT; PRIOR EMPLOYMENT AGREEMENT.

                  The parties hereto agree, effective as of the date hereof, to terminate the employment agreement, dated as of January 1, 1997, between the Company and the Executive (the "Prior Employment Agreement"), and agree that, following termination of the Prior Employment Agreement, there shall be no liability on the part of either party hereto with respect to the Prior Employment Agreement.

                  The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

                  TERM. The employment of the Executive by the Company pursuant to this Agreement will continue as of the date hereof (the "Effective Date") and shall expire on the third anniversary of the Effective Date (the "Term"), unless extended, as set forth below, or otherwise terminated pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that commencing on the first anniversary from the Effective Date and on each anniversary thereafter, the Term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to such anniversary, the Executive or the Company shall have given notice in writing that he or it does not wish to extend this Agreement; and provided further, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect and the Term shall be extended until at least the later of the third anniversary of such Change in Control or, if such Change in Control shall be caused by the shareholder approval of a merger or consolidation described in Section 6(d)(iii)(C) hereof, the third anniversary of the consummation of such merger or consolidation.

                  POSITION AND DUTIES. The Executive shall serve as Vice President - Corporate Development of the Company and President of Bostrom
Seating, Inc., a subsidiary of the Company, and shall have such responsibilities, duties and authority as are customarily associated with such offices, including but not limited to, those he may have as of the Effective Date. The Executive shall devote such time to the performance of his duties as is necessary to satisfactorily perform his responsibilities and duties.

                  PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the offices of the Company in Chicago, Illinois, except for required travel on the Company's business to the extent consistent with Company practices prior to the Effective Date. The Company shall pay all expenses related to such office facilities (or comparable office facilities selected by the Executive), including, without limitation, rent, salaries, equipment, utilities and other operating costs and expenses.

                  COMPENSATION AND RELATED MATTERS. As compensation and consideration for the performance by the Executive of the Executive's duties, responsibilities and covenants pursuant to this Agreement, the Company will pay the Executive and the Executive agrees to accept in full payment for such performance the amounts and benefits set forth below.

                  SALARY. During the Term of the Executive's employment hereunder, the Company shall pay to the Executive an annual base salary at a rate of $200,000 commencing on the first day of the calendar year of the Effective Date or such higher rate as may from time to time be determined by the Board, such salary to be paid in substantially equal installments no less frequently than monthly. This salary may be increased from time to time by the Company in its sole discretion. Compensation of the Executive by salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company or any of the Company's subsidiaries or affiliates. The salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company or any of the Company's subsidiaries or affiliates, and no other compensation, benefit or payment hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company shall in any way limit or reduce the obligation of the Company to pay the Executive's salary hereunder.

                  BONUS. During the Term of the Executive's employment hereunder, the Executive shall participate, in a manner consistent with the Executive's title, position and responsibilities, in all management incentive plans made generally available to executives of the Company in comparable positions (the "Bonus Plans"). The Executive agrees that the actual award of any cash bonus pursuant to a Bonus Plan may, pursuant to the terms of such plan, be subject to the achievement of certain financial goals by the Company and/or certain personal performance goals established for the Executive with respect to any period for which a cash bonus may be paid pursuant to a Bonus Plan (in each case such goals having been established by the Board or a committee thereof). The bonus shall be earned on a pro rata basis during the year. Following the Executive's Date of Termination for any reason other than Cause, the Company shall pay to the Executive a lump sum amount, in cash, equal to the difference between (1) a pro rata portion to the Date of Termination of any annual bonus award to the Executive for an uncompleted fiscal year, calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365, and (2) the amount of any annual bonus award the Company has already paid to the Executive for the uncompleted fiscal year.

                  EXPENSES. During the Term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable travel and entertainment expenses or other out-of-pocket business expenses incurred by the Executive during the Term in fulfilling the Executive's duties and responsibilities hereunder, including all expenses of travel and living while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

                  OTHER BENEFITS AND PERQUISITES. During the Term of the Executive's employment hereunder:

                           (i) the Executive shall be entitled to participate in or receive benefits under any employee retirement or welfare benefit plan or arrangement made available by the Company at any time during his employment hereunder to its executive employees (collectively the "Benefit Plans"), including without limitation each qualified or non-qualified retirement, thrift or profit sharing plan, life insurance and accident plan, supplemental pension and life insurance, medical and dental insurance plans, and disability plan, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements; and

                           (ii) the Company shall reimburse the Executive for reasonable expenses of an automobile chosen by the Executive, in an amount of up to seven hundred fifty dollars ($750) per month as well as automobile insurance and maintenance, according to the Company's policies and upon the Executive's presentation of appropriate documentation. The Executive shall also be entitled to all other perquisites the Company gives to its executive employees.

                  The Company shall pay the Executive such additional amount as is necessary (after taking into account all federal, state and local income taxes imposed upon the Executive as a result of the receipt of the benefits and perquisites contemplated by this Section 5(d)) to place the Executive in the same after-tax position the Executive would have been in had no income taxes been imposed upon or incurred or paid by the Executive with respect to such benefits and perquisites (the "Benefit Gross-Up").

                  Nothing paid to the Executive under any plan, arrangement or perquisite currently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section 5. Any payments or benefits payable to the Executive under this
Section 5 in respect of any year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable plan or arrangement, be prorated in accordance with the number of days in such year during which he is so employed.

                  VACATIONS. During his employment hereunder, the Executive shall be entitled to paid vacation in each calendar year, determined in accordance with the Company's vacation policy. The Executive shall also be entitled to all paid holidays and personal days given by the Company to its executive employees.

         6. TERMINATION. The Executive's employment hereunder may be terminated under the following circumstances:

                  DEATH. The Executive's employment hereunder shall terminate upon his death.

                  DISABILITY. If, in the written opinion of a qualified physician selected by the Company, the Executive shall become unable to perform his duties hereunder due to physical or mental illness which continues for one year, the Company may terminate the Executive's employment hereunder.

                  CAUSE. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon:

                  the willful and continuous neglect or refusal to perform the Executive's duties or responsibilities, or the willful taking of actions (or willful failures to take actions) which materially impair the Executive's ability to perform his duties or responsibilities which in each case continues after being brought to the attention of the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in subsection (e) hereof ); or

                  any act by the Executive which constitutes gross negligence or willful misconduct in the performance of his duties hereunder, or the conviction of the Executive for any felony, in each case which is materially and manifestly injurious to the Company and which is brought to the attention of the Executive in writing not more than thirty days from the date of its discovery by the Company or the Board.

                  For purposes of this subsection (c), no act, or failure to act, on the Executive's part shall be considered "willful", unless done, or omitted to be done, by him not in good faith or without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (1) reasonable written notice to the Executive specifying in detail the specific reasons for the Company's intention to terminate for Cause,
(2) an opportunity for the Executive, together with his counsel, to be heard before the Board, (3) with respect to actions or inaction specified in paragraph
(i) above, a reasonable opportunity for the Executive to cure the action or inaction specified by the Company, and (4) delivery to the Executive of a Notice of Termination, as defined in subsection (e) hereof.

                           GOOD REASON.

                  The Executive may terminate his employment hereunder for Good Reason.

                  For purposes of this Agreement, "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination (as defined in subsection (f) of this Section
         6) specified in the Notice of Termination (as defined in subsection (e) of this Section 6) given in respect thereof: (A) a material change in the Executive's position, duties, responsibilities (including reporting responsibilities) or authority (except during periods when the
         Executive is unable to perform all or substantially all of the Executive's duties and/or responsibilities on account of the Executive's illness (either physical or mental) or other incapacity), which, in the Executive's reasonable judgment, represent an adverse change, (B) a reduction in either the Executive's annual rate of base salary or level of participation in any Bonus Plans for which he is eligible under Section 5(b) hereof, (c) failure to provide facilities or services which are suitable as determined by the Board of the Company to the Executive's position and adequate for the performance of the Executive's duties and responsibilities, including the failure to maintain the Chicago office without the prior written consent of the Executive, or (D) any purported termination by the Company of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (e) of this
         Section 6 (and for purposes of this Agreement no such purported termination shall be effective). The Executive's right to terminate employment pursuant to this subsection shall not be affected by the Executive's incapacity due to physical or mental illness.

                  A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                                    any  Person  is or  becomes  the  Beneficial
                  Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Com-

                                    pany or its affiliates)  representing 20% or
                  more of the combined voting power of the Company's then outstanding securities; or

                                    during any period of two  consecutive  years
                  (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (c) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors, at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                                    the  shareholders  of the Company  approve a
                  merger or consolidation of the Company with any other corporation, other than (i) merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                                    the  shareholders  of the Company  approve a
                  plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         Notwithstanding the foregoing, a Change in Control shall not include any transaction with any entity or group which is wholly or partly controlled by the Chief Executive Officer and one or more of the other executive officers of the Company in office immediately prior to such transaction.

                  For purposes of this Agreement, "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used herein; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  NOTICE OF TERMINATION. Any termination of the Executive's employment by the Company or by the Executive (other than a termination pursuant to subsection (a) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  "Date  of  Termination"  shall  mean  (i) if  the  Executive's employment is terminated pursuant to subsection (a) above, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection
(b) above, thirty days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) or (d) above, the date specified in the Notice of Termination which, in the case of a termination for Cause shall be the date such Notice of Termination is given (or such later date as provided therein), and in the case of a termination for Good Reason shall not be less than twenty (20) nor more than thirty (30) days from the date such Notice of Termination is given, or (iv) if the Executive terminates his employment and fails to provide written notice to the Company of such termination, the date of such termination; PROVIDED, HOWEVER, that if within fifteen (15) days after any Notice of Termination is given or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and PROVIDED, FURTHER, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the foregoing, if the dispute is resolved in favor of the Company, the Date of Termination shall not he deemed to have been extended for purposes of this Agreement. If the Date of Termination is extended by a notice of dispute, the rights and the obligations of the parties upon a final determination shall be governed by the terms of this Agreement, regardless of whether the Agreement otherwise remains in effect on the date of such final determination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue the Executive as a participant in all compensation, benefit and insurance plans and perquisites in which the Executive was participating when the notice giving rise to the dispute was given and the Executive shall, at the Company's request, continue to perform his obligations hereunder, in each case, until the dispute is finally resolved in accordance with this subsection.

                  If the Company elects not to have the Executive continue to perform his obligations hereunder during the pendency of such dispute, and the Company prevails in such dispute, then the Executive shall promptly return to the Company any monies (or the value of any benefits) received with respect to service performed by him after the originally stated Date of Termination to which the Executive would not have been otherwise entitled.

                  COMPENSATION UPON TERMINATION, DEATH OR DURING DISABILITY.

                  During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full base salary and other benefits at the rate then in effect for such period (offset by any payments to the Executive received pursuant to disability benefit plans maintained by the Company) until his employment is terminated pursuant to Section 6(b) hereof, and upon such termination, the Company shall pay all other unpaid amounts, if any, to which the Executive is entitled as of such Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall be paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by his death, the Company shall within ten days following the date of the Executive's death, (i) pay any amounts due to the Executive under Section 5 through the date of his death and (ii) pay to the Executive's legal representative (A) any death benefits provided under any Benefit Plan in accordance with their terms and (B) all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall he paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  Subject to Section 8 hereof, if (A) in breach of this Agreement, the Company shall terminate the Executive's employment (it being understood that a purported termination pursuant to Section 6(b) hereof or
Section 6(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (B) the Executive shall terminate his employment for Good Reason, then the Company shall provide the following payments and benefits (collectively, the "Severance Payments"):

                  the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any amounts owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred; and
                  in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as liquidated damages to the Executive on the Date of Termination, a lump sum amount equal to the product of (1) the sum of (a) the Executive's annual base salary rate in effect as of the date Notice of Termination is given and (b) the greatest of (i) the Executive's guaranteed annual bonus (if any) with respect to the fiscal year in which the Date of Termination occurs, (ii) the target annual bonus which may become payable to the Executive with respect to the fiscal year in which the Date of Termination occurs, (iii) the annual bonus payments made to the Executive with respect to the fiscal year immediately prior to the fiscal year in which the Date of Termination occurs and (iv) the average of the annual bonus payments made to the Executive with respect to the three fiscal years immediately prior to the fiscal year in which the Date of Termination occurs (or such shorter period as the Executive has been employed by the Company) multiplied by (2) the number three; and

                  notwithstanding any provision of the Company's annual incentive plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (a) any annual incentive compensation which has been allocated or awarded to the Executive for the completed fiscal year preceding the Date of Termination but has not yet been paid (pursuant to clause (i) above or otherwise), and (b) the difference between (1) a pro rata portion to the Date of Termination of the value of any annual contingent incentive compensation award to the Executive for an uncompleted fiscal year calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which shall be the number of days the Executive was employed during such fiscal year and the denominator of which shall be 365, and (2) the amount of any annual incentive compensation award the Company has already paid to the Executive for the uncompleted fiscal year; and

                  the Company shall at its own cost continue the participation of the Executive for a period of three years, in all medical, life and other employee "welfare" benefit plans and programs (including, without limitation, all qualified, non-qualified, and supplemental retirement and welfare benefit plans) in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is permitted under the terms and provisions of such plans and programs as in effect on the date of such Termination. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and

                  the Company shall, at its own cost, continue to provide the Executive for a period of three years with the perquisites, reimbursements and payments the Company gave or provided to the Executive, pursuant to Section 5(d) of this Agreement, immediately prior to the Date of Termination; and
                  the Company shall pay to the Executive (upon presentation of appropriate invoices and other documentation) an amount equal to the amount of all legal fees and expenses incurred by the Executive in contesting, arbitrating or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement; PROVIDED that, such claim has been brought in good faith by the Executive and if the Executive shall not be successful, the Executive shall return 50% of the legal fees and expenses previously reimbursed to the Executive by the Company; and

                  if the Company shall fulfill its obligations to the Executive pursuant to this Section 7(d) then the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  The Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this
Section 7 be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  The obligations of the Company to make payments and provide benefits under this Section 7 shall survive the termination of this Agreement.

                  TREATMENT OF PARACHUTE PAYMENTS.

                  Notwithstanding  any other  provisions of this Agreement,  and except as set forth below, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") is determined to be an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or substitute provision of the Code, with the effect that Executive is liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code (the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code Section 280G in such other plan, arrangement or agreement, the cash payments provided in Section 7(d)(ii) of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, payments or benefits under this Agreement will NOT be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) IS GREATER than (ii) the difference of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), minus (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

                  (b) All determinations required to be made under this Section 8, and the assumptions to be utilized in arriving at such determination, shall be made by the certified public accounting firm used for auditing purposes by the Company immediately prior to the Date of Termination (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive not later than 5 days prior to the Date of Termination. The
Company shall pay all fees and expenses of the Accounting Firm. Any determination by the Accounting Firm shall be binding upon the Company and the Executive, except as provided in paragraph (c) below.

                  (c) As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due. If the Executive is required to make a payment of any such Excise Tax, the Company will promptly pay the Executive an additional amount equal to the amount, or greater amount, of Excise Tax the Executive is required to pay (plus a gross up payment for any income taxes, interest, penalties or additional Excise Tax payable by Executive with respect to such Excise Tax or additional payment), as determined by the Accounting Firm. Executive will notify the Company in writing of any claim by the IRS or other agency that, if successful, would require payment by the Company of the additional payments under this paragraph. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. The Company shall pay all fees and expenses of the Executive relating to a claim by the IRS or other agency.





                  RESTRICTIVE COVENANTS.

                  (a) COVENANT NOT TO COMPETE. The Executive acknowledges that, as a key management employee, the Executive will be involved, on a high level, in the development, implementation and management of the Company's strategies and plans, including those which involve the Company's finances, research, marketing, planning, operations, industrial relations and acquisitions, and that he will have access to Confidential Information, as defined in Section 10. By virtue of the Executive's unique and sensitive position and special background, employment of the Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of the Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, the Executive covenants and agrees that, if the Executive's employment is terminated (i) by the Company in breach of this Agreement, (ii) pursuant to an event constituting Good Reason or
(iii) under any other circumstances, then, for a period of two years in the case of clauses (i) and (ii) of this sentence, and for a period of one year in the case of clause (iii) of this sentence, after the Date of Termination (the "Non-Compete Period"), the Executive will not engage or be engaged, in any capacity, directly or indirectly, including but not limited to, as an employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise) in any business entity anywhere in North America which is engaged in direct competition with any business of the Company on the Date of Termination which had revenues of ten percent (10%) or more of the Company's consolidated revenues for the four most completed fiscal quarters (a business meeting this requirement shall be referred to as a "Competitor").

         If any court determines that the covenant not to compete contained in this Section 9, or any part hereof, is unenforceable, such court shall have the power to reduce the duration or scope of such provision, or make any other changes, provided that such changes are as close to the terms hereof as possible and, in its reduced form, such provision shall then be enforceable.

                  (b) NON-SOLICITATION OF EMPLOYEES. Executive agrees that, during the Non- Compete Period, he shall not, without the prior written consent of the Company, solicit any current employee of the Company or any of its subsidiaries, or any individual who becomes an employee at or before the Date of Termination, to leave such employment and join or become affiliated with any business that is, during the Non-Compete Period, a Competitor.

                  (c) SURVIVAL OF NON-COMPETE TERMS. The provisions set forth in this Section 9 shall survive termination of this Agreement.

                  CONFIDENTIALITY. The Executive recognizes that he will have access to confidential information, trade secrets, proprietary methods and other data which are the property of and integral to the operations and success of Company ("Confidential Information") and therefore agrees to be bound by the provisions of this Section 10, which both Company and Executive agree and acknowledge to be reasonable and to be necessary to the Company. In recognition of this fact, the Executive agrees that the Executive will not disclose any Confidential Information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information which the Executive did not know and should not have known was disclosed to the Executive in violation of any other person's confidentiality obligation and (iii) disclosure required in connection with any legal process (after giving the Company the opportunity to dispute such requirement)) to any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, nor shall the Executive make use of any such information for the benefit of any person, firm, corporation or other entity except the Company. The Executive's obligation to keep all of such information confidential shall be in effect during and for a period of two years after the Date of Termination; PROVIDED, HOWEVER, that the Executive will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

                  BINDING  AGREEMENT.  This  Agreement  and  all  rights  of the
Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

                  NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, if delivered personally, or (unless otherwise specified) mailed by United States certified or regis-

tered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, addressed as follows:

                  If to the Executive:

                           Timothy A. Masek
                           12 East Quincy, Unit 5
                           Riverside, Illinois  60546

                  If to the Company:

                           Transportation Technologies Industries, Inc.
                           980 North Michigan Avenue
                           Suite 1000
                           Chicago, Illinois  60611
                           Attn: Secretary

                  With a copy to:

                           Robert F. Wall, Esq.
                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois  60601

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  INDEMNIFICATION. Following the Executive's Date of Termination, the Company will: (i) indemnify and hold harmless the Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of the Executive that relate to the

Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue the Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

                  GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law principles.

                  VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agree-

ment of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

                  IRREPARABLE HARM. The Executive acknowledges that: (i) the Executive's compliance with this Agreement is necessary to preserve and protect the proprietary rights, Confidential Information and the goodwill of the Company and its subsidiaries as going concerns; (ii) any failure by the Executive to comply with the provisions of this Agreement will result in irreparable and continuing injury for which there will be no adequate remedy at law; and (iii) in the event that the Executive should fail to comply with the terms and conditions of this Agreement, the Company shall be entitled, in addition to such other relief as may be proper, to all types of equitable relief (including, but not limited to, the issuance of an injunction and/or temporary restraining order) as may be necessary to cause the Executive to comply with this Agreement, to restore to the Company its property, and to make the Company whole.

                  CONSENT TO JURISDICTION AND FORUM; LEGAL FEES AND COSTS. The Company and the Executive hereby expressly and irrevocably agree that any action, whether at law or in equity, arising out of or based upon this Agreement or the Executive's employment by the Company shall only be brought in a federal or state court located in Chicago, Illinois. The Executive hereby irrevocably consents to personal jurisdiction in such court and to accept service of process in accordance with the provisions of such court. Except as provided in Section 7(d)(v), in connection with any dispute arising out of or based upon this Agreement or the Executive's employment by the Company, each party shall be responsible for its or his own legal fees and expenses and all court costs shall be shared equally by the Company and the Executive unless the court apportions such legal fees or court costs in a different manner.

                  WITHHOLDING. All payments made to the Executive pursuant to this Agreement shall be subject to applicable withholding taxes, if any, and any amount so withheld shall be deemed to have been paid to the Executive for purposes of amounts due to the Executive under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                  TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.

--------------------------------
         TIMOTHY A. MASEK
                                 By:___________________________________
                                    Name:
                                    Title:

                  EMPLOYMENT AGREEMENT FOR KENNETH M. TALLERING


                  AGREEMENT made effective as of the 1st day of July 1999, between Transportation Technologies Industries, Inc., a Delaware corporation (the "Company"), and Kenneth M. Tallering (the "Executive").

                  WHEREAS, the Company, through its wholly-owned subsidiaries, is engaged in the business of manufacturing equipment for the transportation industry including wheel-end components and air suspension and static seating for medium and heavy-duty trucks, body and chassis components for heavy duty trucks, and complex iron castings for a variety of industries including trucking, automotive, agricultural, construction and industrial machinery (such business hereinafter referred to as the "Business"); and

                  WHEREAS, the Executive, as a result of training, expertise and personal application over the years, has acquired and will continue to acquire considerable and unique expertise and knowledge which are of substantial value to the Company in the conduct, management and operation of its Business, and the Company, having completed the sale of the railcar business, considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel, and to strengthen the Executive's covenant not to compete and to add a non-solicitation covenant to the Agreement; and

                  WHEREAS, the Executive currently serves as Vice President, General Counsel and Secretary of the Company, and the Company desires to continue the employment and service of the Executive in such capacities and is willing to provide the Executive with certain benefits in the event of the termination of the Executive's employment with the Company; and

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

                  WHEREAS, the parties hereto desire to terminate the prior employment agreement between the parties hereto and restate the terms of employment between the Executive and the Company;

                  NOW THEREFORE, in consideration of the continued employment of the Executive by the Company and the benefits to be derived by the Executive hereunder, and of the

Executive's agreement to continued employment by the Company as provided herein, the parties mutually agree as follows:

                  EMPLOYMENT; PRIOR EMPLOYMENT AGREEMENT.

                  The parties hereto agree, effective as of the date hereof, to terminate the employment agreement, dated as of January 1, 1997, between the Company and the Executive (the "Prior Employment Agreement"), and agree that, following termination of the Prior Employment Agreement, there shall be no liability on the part of either party hereto with respect to the Prior Employment Agreement.

                  The Company hereby agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

                  TERM. The employment of the Executive by the Company pursuant to this Agreement will continue as of the date hereof (the "Effective Date") and shall expire on the third anniversary of the Effective Date (the "Term"), unless extended, as set forth below, or otherwise terminated pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that commencing on the first anniversary from the Effective Date and on each anniversary thereafter, the Term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to such anniversary, the Executive or the Company shall have given notice in writing that he or it does not wish to extend this Agreement; and provided further, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect and the Term shall be extended until at least the later of the third anniversary of such Change in Control or, if such Change in Control shall be caused by the shareholder approval of a merger or consolidation described in Section 6(d)(iii)(C) hereof, the third anniversary of the consummation of such merger or consolidation.

                  POSITION AND DUTIES. The Executive shall serve as Vice President, General Counsel and Secretary of the Company, and shall have such responsibilities, duties and authority as are customarily associated with such offices, including but not limited to, those he may have as of the Effective Date. The Executive shall devote such time to the performance of his duties as is necessary to satisfactorily perform his responsibilities and duties.

                  PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the offices of the Company in Chicago, Illinois, except for required travel on the Company's business to the extent consistent with Company practices prior to the Effective Date. The Company shall pay all expenses related to such office facilities (or comparable office facilities selected by the Executive), including, without limitation, rent, salaries, equipment, utilities and other operating costs and expenses.

                  COMPENSATION AND RELATED MATTERS. As compensation and consideration for the performance by the Executive of the Executive's duties, responsibilities and covenants pursuant to this Agreement, the Company will pay the Executive and the Executive agrees to accept in full payment for such performance the amounts and benefits set forth below.

                  SALARY. During the Term of the Executive's employment hereunder, the Company shall pay to the Executive an annual base salary at a rate of $200,000 commencing on the first day of the calendar year of the Effective Date or such higher rate as may from time to time be determined by the Board, such salary to be paid in substantially equal installments no less frequently than monthly. This salary may be increased from time to time by the Company in its sole discretion. Compensation of the Executive by salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit plan of the Company or any of the Company's subsidiaries or affiliates. The salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company or any of the Company's subsidiaries or affiliates, and no other compensation, benefit or payment hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company shall in any way limit or reduce the obligation of the Company to pay the Executive's salary hereunder.

                  BONUS. During the Term of the Executive's employment hereunder, the Executive shall participate, in a manner consistent with the Executive's title, position and responsibilities, in all management incentive plans made generally available to executives of the Company in comparable positions (the "Bonus Plans"). The Executive agrees that the actual award of any cash bonus pursuant to a Bonus Plan may, pursuant to the terms of such plan, be subject to the achievement of certain financial goals by the Company and/or certain personal performance goals established for the Executive with respect to any period for which a cash bonus may be paid pursuant to a Bonus Plan (in each case such goals having been established by the Board or a committee thereof). The bonus shall be earned on a pro rata basis during the year. Following the Executive's Date of Termination for any reason other than Cause, the Company shall pay to the Executive a lump sum amount, in cash, equal to the difference between (1) a pro rata portion to the Date of Termination of any annual bonus award to the Executive for an uncompleted fiscal year, calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365, and (2) the amount of any annual bonus award the Company has already paid to the Executive for the uncompleted fiscal year.

                  EXPENSES. During the Term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable travel and entertainment expenses or other out-of-pocket business expenses incurred by the Executive during the Term in fulfilling the Executive's duties and responsibilities hereunder, including all expenses of travel and living while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

                  OTHER BENEFITS AND PERQUISITES. During the Term of the Executive's employment hereunder:

                           (i) the Executive shall be entitled to participate in or receive benefits under any employee retirement or welfare benefit plan or arrangement made available by the Company at any time during his employment hereunder to its executive employees (collectively the "Benefit Plans"), including without limitation each qualified or non-qualified retirement, thrift or profit sharing plan, life insurance and accident plan, supplemental pension and life insurance, medical and dental insurance plans, and disability plan, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements; and

                           (ii) the Executive shall also be entitled to all other perquisites the Company gives to its executive employees.

                  The Company shall pay the Executive such additional amount as is necessary (after taking into account all federal, state and local income taxes imposed upon the Executive as a result of the receipt of the benefits and perquisites contemplated by this Section 5(d)) to place the Executive in the same after-tax position the Executive would have been in had no income taxes been imposed upon or incurred or paid by the Executive with respect to such benefits and perquisites (the "Benefit Gross-Up").

                  Nothing paid to the Executive under any plan, arrangement or perquisite currently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section 5. Any payments or benefits payable to the Executive under this
Section 5 in respect of any year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable plan or arrangement, be prorated in accordance with the number of days in such year during which he is so employed.

                  VACATIONS. During his employment hereunder, the Executive shall be entitled to paid vacation in each calendar year, determined in accordance with the Company's vacation policy. The Executive shall also be entitled to all paid holidays and personal days given by the Company to its executive employees.

         6. TERMINATION. The Executive's employment hereunder may be terminated under the following circumstances:

                  DEATH. The Executive's employment hereunder shall terminate upon his death.

                  DISABILITY. If, in the written opinion of a qualified physician selected by the Company, the Executive shall become unable to perform his duties hereunder due to physical or mental illness which continues for one year, the Company may terminate the Executive's employment hereunder.

                  CAUSE. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon:

                  the willful and continuous neglect or refusal to perform the Executive's duties or responsibilities, or the willful taking of actions (or willful failures to take actions) which materially impair the Executive's ability to perform his duties or responsibilities which in each case continues after being brought to the attention of the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in subsection (e) hereof ); or

                  any act by the Executive which constitutes gross negligence or willful misconduct in the performance of his duties hereunder, or the conviction of the Executive for any felony, in each case which is materially and manifestly injurious to the Company and which is brought to the attention of the Executive in writing not more than thirty days from the date of its discovery by the Company or the Board.

                  For purposes of this subsection (c), no act, or failure to act, on the Executive's part shall be considered "willful", unless done, or omitted to be done, by him not in good faith or without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (1) reasonable written notice to the Executive specifying in detail the specific reasons for the Company's intention to terminate for Cause, (2) an opportunity for the Executive, together with his counsel, to be heard before the Board, (3) with respect to actions or inaction specified in paragraph (i) above, a reasonable opportunity for the Executive to cure the action or inaction specified by the Company, and (4) delivery to the Executive of a Notice of Termination, as defined in subsection (e) hereof.

                           GOOD REASON.

                  The Executive may terminate his employment hereunder for Good Reason.

                  For  purposes of this  Agreement,  "Good  Reason"  shall mean, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination (as defined in subsection
         (f) of this Section 6) specified in the Notice of Termination (as defined in subsection (e) of this Section 6) given in respect thereof:
         (A) a material change in the Executive's position, duties, responsibilities (including reporting responsibilities) or authority (except during periods when the Executive is unable to perform all or substantially all of the Executive's duties and/or responsibilities on account of the Executive's illness (either physical or mental) or other incapacity), which, in the Executive's reasonable judgment, represent an adverse change, (B) a reduction in either the Executive's annual rate of base salary or level of participation in any Bonus Plans for which he is eligible under Section 5(b) hereof, (c)
         failure to provide facilities or services which are suitable as determined by the Board of the Company to the Executive's position and adequate for the performance of the Executive's duties and responsibilities, including the failure to maintain the Chicago office without the prior written consent of the Executive, or (D) any purported termination by the Company of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (e) of this Section 6 (and for purposes of this Agreement no such purported termination shall be effective). The Executive's right to terminate employment pursuant to this subsection shall not be affected by the Executive's incapacity due to physical or mental illness.

                  A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                                    any  Person  is or  becomes  the  Beneficial
                  Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Com-

                                    pany or its affiliates)  representing 20% or
                  more of the combined voting power of the Company's then outstanding securities; or

                                    during any period of two  consecutive  years
                  (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (c) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors, at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                                    the  shareholders  of the Company  approve a
                  merger or consolidation of the Company with any other corporation, other than (i) merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                                    the  shareholders  of the Company  approve a
                  plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         Notwithstanding the foregoing, a Change in Control shall not include any transaction with any entity or group which is wholly or partly controlled by the Chief Executive Officer and one or more of the other executive officers of the Company in office immediately prior to such transaction.

                  For purposes of this Agreement, "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used herein; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  NOTICE OF TERMINATION. Any termination of the Executive's employment by the Company or by the Executive (other than a termination pursuant to subsection (a) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  "Date  of  Termination"  shall  mean  (i) if  the  Executive's employment is terminated pursuant to subsection (a) above, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection
(b) above, thirty days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) or (d) above, the date specified in the Notice of Termination which, in the case of a termination for Cause shall be the date such Notice of Termination is given (or such later date as provided therein), and in the case of a termination for Good Reason shall not be less than twenty (20) nor more than thirty (30) days from the date such Notice of Termination is given, or (iv) if the Executive terminates his employment and fails to provide written notice to the Company of such termination, the date of such termination; PROVIDED, HOWEVER, that if within fifteen (15) days after any Notice of Termination is given or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and PROVIDED, FURTHER, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.
Notwithstanding the foregoing, if the dispute is resolved in favor of the Company, the Date of Termination shall not he deemed to have been extended for purposes of this Agreement. If the Date of Termination is extended by a notice of dispute, the rights and the obligations of the parties upon a final determination shall be governed by the terms of this Agreement, regardless of whether the Agreement otherwise remains in effect on the date of such final determination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue the Executive as a participant in all compensation, benefit and insurance plans and perquisites in which the Executive was participating when the notice giving rise to the dispute was given and the Executive shall, at the Company's request, continue to perform his obligations hereunder, in each case, until the dispute is finally resolved in accordance with this subsection.

                  If the Company elects not to have the Executive continue to perform his obligations hereunder during the pendency of such dispute, and the Company prevails in such dispute, then the Executive shall promptly return to the Company any monies (or the value of any benefits) received with respect to service performed by him after the originally stated Date of Termination to which the Executive would not have been otherwise entitled.

                  COMPENSATION UPON TERMINATION, DEATH OR DURING DISABILITY.

                  During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full base salary and other benefits at the rate then in effect for such period (offset by any payments to the Executive received pursuant to disability benefit plans maintained by the Company) until his employment is terminated pursuant to Section 6(b) hereof, and upon such termination, the Company shall pay all other unpaid amounts, if any, to which the Executive is entitled as of such Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall be paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by his death, the Company shall within ten days following the date of the Executive's death, (i) pay any amounts due to the Executive under Section 5 through the date of his death and (ii) pay to the Executive's legal representative (A) any death benefits provided under any Benefit Plan in accordance with their terms and (B) all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall he paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  Subject to Section 8 hereof, if (A) in breach of this Agreement, the Company shall terminate the Executive's employment (it being understood that a purported termination pursuant to Section 6(b) hereof or
Section 6(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (B) the Executive shall terminate his employment for Good Reason, then the Company shall provide the following payments and benefits (collectively, the "Severance Payments"):

                  the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any amounts owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred; and

                  in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as liquidated damages to the Executive on the Date of Termination, a lump sum amount equal to the product of (1) the sum of (a) the Executive's annual base salary rate in effect as of the date Notice of Termination is given and (b) the greatest of (i) the Executive's guaranteed annual bonus (if any) with respect to the fiscal year in which the Date of Termination occurs, (ii) the target annual bonus which may become payable to the Executive with respect to the fiscal year in which the Date of Termination occurs,
         (iii) the annual bonus payments made to the Executive with respect to the fiscal year immediately prior to the fiscal year in which the Date of Termination occurs and (iv) the average of the annual bonus payments made to the Executive with respect to the three fiscal years immediately prior to the fiscal year in which the Date of Termination occurs (or such shorter period as the Executive has been employed by the Company) multiplied by (2) the number three; and

                  notwithstanding any provision of the Company's annual incentive plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (a) any annual incentive compensation which has been allocated or awarded to the Executive for the completed fiscal year preceding the Date of Termination but has not yet been paid (pursuant to clause (i) above or otherwise), and (b) the difference between (1) a pro rata portion to the Date of Termination of the value of any annual contingent incentive compensation award to the Executive for an uncompleted fiscal year calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which shall be the number of days the Executive was employed during such fiscal year and the denominator of which shall be 365, and (2) the amount of any annual incentive compensation award the Company has already paid to the Executive for the uncompleted fiscal year; and

                  the Company shall at its own cost continue the participation of the Executive for a period of three years, in all medical, life and other employee "welfare" benefit plans and programs (including, without limitation, all qualified, non-qualified, and supplemental retirement and welfare benefit plans) in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is permitted under the terms and provisions of such plans and programs as in effect on the date of such Termination. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and

                  the Company shall, at its own cost, continue to provide the Executive for a period of three years with the perquisites, reimbursements and payments the Company gave or provided to the Executive, pursuant to Section 5(d) of this Agreement, immediately prior to the Date of Termination; and

                  the Company shall pay to the Executive (upon presentation of appropriate invoices and other documentation) an amount equal to the amount of all legal fees and expenses incurred by the Executive in contesting, arbitrating or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement; PROVIDED that, such claim has been brought in good faith by the Executive and if the Executive shall not be successful, the Executive shall return 50% of the legal fees and expenses previously reimbursed to the Executive by the Company; and

                  if the Company shall fulfill its obligations to the Executive pursuant to this Section 7(d) then the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  The Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this
Section 7 be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  The obligations of the Company to make payments and provide benefits under this Section 7 shall survive the termination of this Agreement.

                  TREATMENT OF PARACHUTE PAYMENTS.

                  Notwithstanding  any other  provisions of this Agreement,  and except as set forth below, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") is determined to be an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or substitute provision of the Code, with the effect that Executive is liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code (the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code Section 280G in such other plan, arrangement or agreement, the cash payments provided in Section 7(d)(ii) of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, payments or benefits under this Agreement will NOT be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) IS GREATER than (ii) the difference of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), minus (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

                  (b) All determinations required to be made under this Section 8, and the assumptions to be utilized in arriving at such determination, shall be made by the certified public accounting firm used for auditing purposes by the Company immediately prior to the Date of Termination (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive not later than 5 days prior to the Date of Termination. The
Company shall pay all fees and expenses of the Accounting Firm. Any determination by the Accounting Firm shall be binding upon the Company and the Executive, except as provided in paragraph (c) below.

                  (c) As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due. If the Executive is required to make a payment of any such Excise Tax, the Company will promptly pay the Executive an additional amount equal to the amount, or greater amount, of Excise Tax the Executive is required to pay (plus a gross up payment for any income taxes, interest, penalties or additional Excise Tax payable by Executive with respect to such Excise Tax or additional payment), as determined by the Accounting Firm. Executive will notify the Company in writing of any claim by the IRS or other agency that, if successful, would require payment by the Company of the additional payments under this paragraph. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. The Company shall pay all fees and expenses of the Executive relating to a claim by the IRS or other agency.

                  RESTRICTIVE COVENANTS.

                  (a) COVENANT NOT TO COMPETE. The Executive acknowledges that, as a key management employee, the Executive will be involved, on a high level, in the development, implementation and management of the Company's strategies and plans, including those which involve the Company's finances, research, marketing, planning, operations, industrial relations and acquisitions, and that he will have access to Confidential Information, as defined in Section 10. By virtue of the Executive's unique and sensitive position and special background, employment of the Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of the Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, the Executive covenants and agrees that, if the Executive's employment is terminated (i) by the Company in breach of this Agreement, (ii) pursuant to an event constituting Good Reason or (iii) under any other circumstances, then, for a period of two years in the case of clauses (i) and
(ii) of this sentence, and for a period of one year in the case of clause (iii) of this sentence, after the Date of Termination (the "Non-Compete Period"), the Executive will not engage or be engaged, in any capacity, directly or indirectly, including but not limited to, as an employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise) in any business entity anywhere in North America which is engaged in direct competition with any business of the Company on the Date of Termination which had revenues of ten percent (10%) or more of the Company's consolidated revenues for the four most completed fiscal quarters (a business meeting this requirement shall be referred to as a "Competitor").

         If any court determines that the covenant not to compete contained in this Section 9, or any part hereof, is unenforceable, such court shall have the power to reduce the duration or scope of such provision, or make any other changes, provided that such changes are as close to the terms hereof as possible and, in its reduced form, such provision shall then be enforceable.

                  (b) NON-SOLICITATION OF EMPLOYEES. Executive agrees that, during the Non- Compete Period, he shall not, without the prior written consent of the Company, solicit any current employee of the Company or any of its subsidiaries, or any individual who becomes an employee at or before the Date of Termination, to leave such employment and join or become affiliated with any business that is, during the Non-Compete Period, a Competitor.

                  (c) SURVIVAL OF NON-COMPETE TERMS. The provisions set forth in this Section 9 shall survive termination of this Agreement.

                  CONFIDENTIALITY. The Executive recognizes that he will have access to confidential information, trade secrets, proprietary methods and other data which are the property of and integral to the operations and success of Company ("Confidential Information") and therefore agrees to be bound by the provisions of this Section 10, which both Company and Executive agree and acknowledge to be reasonable and to be necessary to the Company. In recognition of this fact, the Executive agrees that the Executive will not disclose any Confidential Information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information which the Executive did not know and should not have known was disclosed to the Executive in violation of any other person's confidentiality obligation and (iii) disclosure required in connection with any legal process (after giving the Company the opportunity to dispute such requirement)) to any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, nor shall the Executive make use of any such information for the benefit of any person, firm, corporation or other entity except the Company. The Executive's obligation to keep all of such information confidential shall be in effect during and for a period of two years after the Date of Termination; PROVIDED, HOWEVER, that the Executive will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

                  BINDING  AGREEMENT.  This  Agreement  and  all  rights  of the
Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

                  NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, if delivered personally, or (unless otherwise specified) mailed by United States certified or regis-

tered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, addressed as follows:

                  If to the Executive:

                           Kenneth M. Tallering
                           641 West Willow,  # 212
                           Chicago, Illinois  60614

                  If to the Company:

                           Transportation Technologies Industries, Inc.
                           980 North Michigan Avenue
                           Suite 1000
                           Chicago, Illinois  60611
                           Attn: Chief Financial Officer

                  With a copy to:

                           Robert F. Wall, Esq.
                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois  60601

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  INDEMNIFICATION. Following the Executive's Date of Termination, the Company will: (i) indemnify and hold harmless the Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of the Executive that relate to the Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue the Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

                  GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law principles.

                  VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agree-

ment of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

                  IRREPARABLE HARM. The Executive acknowledges that: (i) the Executive's compliance with this Agreement is necessary to preserve and protect the proprietary rights, Confidential Information and the goodwill of the Company and its subsidiaries as going concerns; (ii) any failure by the Executive to comply with the provisions of this Agreement will result in irreparable and continuing injury for which there will be no adequate remedy at law; and (iii) in the event that the Executive should fail to comply with the terms and conditions of this Agreement, the Company shall be entitled, in addition to such other relief as may be proper, to all types of equitable relief (including, but not limited to, the issuance of an injunction and/or temporary restraining order) as may be necessary to cause the Executive to comply with this Agreement, to restore to the Company its property, and to make the Company whole.

                  CONSENT TO JURISDICTION AND FORUM; LEGAL FEES AND COSTS. The Company and the Executive hereby expressly and irrevocably agree that any action, whether at law or in equity, arising out of or based upon this Agreement or the Executive's employment by the Company shall only be brought in a federal or state court located in Chicago, Illinois. The Executive hereby irrevocably consents to personal jurisdiction in such court and to accept service of process in accordance with the provisions of such court. Except as provided in Section 7(d)(v), in connection with any dispute arising out of or based upon this Agreement or the Executive's employment by the Company, each party shall be responsible for its or his own legal fees and expenses and all court costs shall be shared equally by the Company and the Executive unless the court apportions such legal fees or court costs in a different manner.

                  WITHHOLDING. All payments made to the Executive pursuant to this Agreement shall be subject to applicable withholding taxes, if any, and any amount so withheld shall be deemed to have been paid to the Executive for purposes of amounts due to the Executive under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                  TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.

--------------------------------
         KENNETH M. TALLERING
                                By:___________________________________
                                   Name:
                                   Title:

                   EMPLOYMENT AGREEMENT FOR DONALD C. MUELLER

                  AGREEMENT made effective as of the 1st day of July 1999, between Transportation Technologies Industries, Inc., a Delaware corporation (the "Company"), and Donald C. Mueller (the "Executive").

                  WHEREAS, the Company, through its wholly-owned subsidiaries, is engaged in the business of manufacturing equipment for the transportation industry including wheel-end components and air suspension and static seating for medium and heavy-duty trucks, body and chassis components for heavy duty trucks, and complex iron castings for a variety of industries including trucking, automotive, agricultural, construction and industrial machinery (such business hereinafter referred to as the "Business"); and

                  WHEREAS, the Executive, as a result of training, expertise and personal application over the years, has acquired and will continue to acquire considerable and unique expertise and knowledge which are of substantial value to the Company in the conduct, management and operation of its Business, and the Company, having completed the sale of the railcar business, considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel, and to strengthen the Executive's covenant not to compete and to add a non-solicitation covenant to the Agreement; and

                  WHEREAS, the Executive currently serves as Vice President and Treasurer of the Company, and the Company desires to continue the employment and service of the Executive in such capacities and is willing to provide the Executive with certain benefits in the event of the termination of the Executive's employment with the Company; and

                  WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly-held corporations, the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders; and

                  WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

                  NOW THEREFORE, in consideration of the continued employment of the Executive by the Company and the benefits to be derived by the Executive hereunder, and of the Executive's agreement to continued employment by the Company as provided herein, the parties mutually agree as follows:




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                  EMPLOYMENT.  The Company  hereby  agrees to continue to employ the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein.

                  TERM. The employment of the Executive by the Company pursuant to this Agreement will continue as of the date hereof (the "Effective Date") and shall expire on the second anniversary of the Effective Date (the "Term"), unless extended, as set forth below, or otherwise terminated pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that commencing on the first anniversary from the Effective Date and on each anniversary thereafter, the Term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to such anniversary, the Executive or the Company shall have given notice in writing that he or it does not wish to extend this Agreement; and provided further, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect and the Term shall be extended until at least the later of the second anniversary of such Change in Control or, if such Change in Control shall be caused by the shareholder approval of a merger or consolidation described in Section 6(d)(iii)(C) hereof, the second anniversary of the consummation of such merger or consolidation.

                  POSITION AND DUTIES. The Executive shall serve as Vice President and Treasurer of the Company, and shall have such responsibilities, duties and authority as are customarily associated with such offices, including but not limited to, those he may have as of the Effective Date. The Executive shall devote such time to the performance of his duties as is necessary to satisfactorily perform his responsibilities and duties.

                  PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the offices of the Company in Chicago, Illinois, except for required travel on the Company's business to the extent consistent with Company practices prior to the Effective Date. The Company shall pay all expenses related to such office facilities (or comparable office facilities selected by the Executive), including, without limitation, rent, salaries, equipment, utilities and other operating costs and expenses.

                  COMPENSATION AND RELATED MATTERS. As compensation and consideration for the performance by the Executive of the Executive's duties, responsibilities and covenants pursuant to this Agreement, the Company will pay the Executive and the Executive agrees to accept in full payment for such performance the amounts and benefits set forth below.

                  SALARY. During the Term of the Executive's employment hereunder, the Company shall pay to the Executive an annual base salary at a rate of $160,000 commencing on the first day of the calendar year of the Effective Date or such higher rate as may from time to time be determined by the Board, such salary to be paid in substantially equal installments no less frequently than monthly. This salary may be increased from time to time by the Company in its sole discretion. Compensation of the Executive by salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or



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benefit plan of the Company or any of the Company's  subsidiaries or affiliates.
The salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company or any of the Company's subsidiaries or affiliates, and no other compensation, benefit or payment hereunder or under any other compensation or benefit plan or agreement under which the Executive is entitled to receive payments or other benefits from the Company shall in any way limit or reduce the obligation of the Company to pay the Executive's salary hereunder.

                  BONUS. During the Term of the Executive's employment hereunder, the Executive shall participate, in a manner consistent with the Executive's title, position and responsibilities, in all management incentive plans made generally available to executives of the Company in comparable positions (the "Bonus Plans"). The Executive agrees that the actual award of any cash bonus pursuant to a Bonus Plan may, pursuant to the terms of such plan, be subject to the achievement of certain financial goals by the Company and/or certain personal performance goals established for the Executive with respect to any period for which a cash bonus may be paid pursuant to a Bonus Plan (in each case such goals having been established by the Board or a committee thereof). The bonus shall be earned on a pro rata basis during the year. Following the Executive's Date of Termination for any reason other than Cause, the Company shall pay to the Executive a lump sum amount, in cash, equal to the difference between (1) a pro rata portion to the Date of Termination of any annual bonus award to the Executive for an uncompleted fiscal year, calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365, and (2) the amount of any annual bonus award the Company has already paid to the Executive for the uncompleted fiscal year.

                  EXPENSES. During the Term of the Executive's employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable travel and entertainment expenses or other out-of-pocket business expenses incurred by the Executive during the Term in fulfilling the Executive's duties and responsibilities hereunder, including all expenses of travel and living while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

                  OTHER BENEFITS AND PERQUISITES. During the Term of the Executive's employment hereunder:

                           (i) the Executive shall be entitled to participate in or receive benefits under any employee retirement or welfare benefit plan or arrangement made available by the Company at any time during his employment hereunder to its executive employees (collectively the "Benefit Plans"), including without limitation each qualified or non-qualified retirement, thrift or profit sharing plan, life insurance and accident plan,



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



         supplemental pension and life insurance, medical and dental insurance plans, and disability plan, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements; and

                           (ii) the Executive shall also be entitled to all other perquisites the Company gives to its executive employees.

                  The Company shall pay the Executive such additional amount as is necessary (after taking into account all federal, state and local income taxes imposed upon the Executive as a result of the receipt of the benefits and perquisites contemplated by this Section 5(d)) to place the Executive in the same after-tax position the Executive would have been in had no income taxes been imposed upon or incurred or paid by the Executive with respect to such benefits and perquisites (the "Benefit Gross-Up").

                  Nothing paid to the Executive under any plan, arrangement or perquisite currently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to paragraph (a) of this Section 5. Any payments or benefits payable to the Executive under this
Section 5 in respect of any year during which the Executive is employed by the Company for less than the entire such year shall, unless otherwise provided in the applicable plan or arrangement, be prorated in accordance with the number of days in such year during which he is so employed.

                  VACATIONS. During his employment hereunder, the Executive shall be entitled to paid vacation in each calendar year, determined in accordance with the Company's vacation policy. The Executive shall also be entitled to all paid holidays and personal days given by the Company to its executive employees.

         6. TERMINATION. The Executive's employment hereunder may be terminated under the following circumstances:

                  DEATH. The Executive's employment hereunder shall terminate upon his death.

                  DISABILITY. If, in the written opinion of a qualified physician selected by the Company, the Executive shall become unable to perform his duties hereunder due to physical or mental illness which continues for one year, the Company may terminate the Executive's employment hereunder.

                  CAUSE. The Company may terminate the Executive's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder upon:




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



                  the willful and continuous neglect or refusal to perform the Executive's duties or responsibilities, or the willful taking of actions (or willful failures to take actions) which materially impair the Executive's ability to perform his duties or responsibilities which in each case continues after being brought to the attention of the Executive (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined in subsection (e) hereof ); or

                  any act by the Executive which constitutes gross negligence or willful misconduct in the performance of his duties hereunder, or the conviction of the Executive for any felony, in each case which is materially and manifestly injurious to the Company and which is brought to the attention of the Executive in writing not more than thirty days from the date of its discovery by the Company or the Board.

                  For purposes of this subsection (c), no act, or failure to act, on the Executive's part shall be considered "willful", unless done, or omitted to be done, by him not in good faith or without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause without (1) reasonable written notice to the Executive specifying in detail the specific reasons for the Company's intention to terminate for Cause, (2) an opportunity for the Executive, together with his counsel, to be heard before the Board, (3) with respect to actions or inaction specified in paragraph (i) above, a reasonable opportunity for the Executive to cure the action or inaction specified by the Company, and (4) delivery to the Executive of a Notice of Termination, as defined in subsection (e) hereof.

                           GOOD REASON.

                  The Executive may terminate his employment hereunder for Good Reason.

                  For  purposes of this  Agreement,  "Good  Reason"  shall mean, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination (as defined in subsection
         (f) of this Section 6) specified in the Notice of Termination (as defined in subsection (e) of this Section 6) given in respect thereof:
         (A) a material change in the Executive's position, duties, responsibilities (including reporting responsibilities) or authority (except during periods when the Executive is unable to perform all or substantially all of the Executive's duties and/or responsibilities on account of the Executive's illness (either physical or mental) or other incapacity), which, in the Executive's reasonable judgment, represent an adverse change, (B) a reduction in either the Executive's annual rate of base salary or level of participation in any Bonus Plans for which he is eligible under Section 5(b) hereof, (c) failure to provide facilities or services which are suitable as determined by the Board of the Company to the Executive's position



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



         and adequate for the performance of the Executive's duties and responsibilities, including the failure to maintain the Chicago office without the prior written consent of the Executive, or (D) any purported termination by the Company of the Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (e) of this Section 6 (and for purposes of this Agreement no such purported termination shall be effective). The Executive's right to terminate employment pursuant to this subsection shall not be affected by the Executive's incapacity due to physical or mental illness.

                  A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                                    any  Person  is or  becomes  the  Beneficial
                  Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Com-

                                    pany or its affiliates)  representing 20% or
                  more of the combined voting power of the Company's then outstanding securities; or

                                    during any period of two  consecutive  years
                  (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (c) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors, at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                                    the  shareholders  of the Company  approve a
                  merger or consolidation of the Company with any other corporation, other than (i) merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or




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



                                    the  shareholders  of the Company  approve a
                  plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         Notwithstanding the foregoing, a Change in Control shall not include any transaction with any entity or group which is wholly or partly controlled by the Chief Executive Officer and one or more of the other executive officers of the Company in office immediately prior to such transaction.

                  For purposes of this Agreement, "Beneficial Owner" shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  For purposes of this Agreement, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used herein; however, a Person shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  NOTICE OF TERMINATION. Any termination of the Executive's employment by the Company or by the Executive (other than a termination pursuant to subsection (a) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  "Date  of  Termination"  shall  mean  (i) if  the  Executive's employment is terminated pursuant to subsection (a) above, the date of his death, (ii) if the Executive's employment is terminated pursuant to subsection
(b) above, thirty days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty day period), (iii) if the Executive's employment is terminated pursuant to subsection (c) or (d) above, the date specified in the Notice of Termination which, in the case of a termination for Cause shall be the date such Notice of Termination is given (or such later date as provided therein), and in the case of a termination for Good Reason shall not be less than twenty (20) nor more than thirty (30) days from the date such Notice of Termination is given, or (iv) if the Executive terminates his employment and fails to provide written notice to the Company of such termination, the date of such termination; PROVIDED, HOWEVER, that if within fifteen (15) days after any Notice of Termination is given or, if later, prior to the Date of Termination (as determined without regard to this proviso), the party



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receiving  such Notice of  Termination  notifies  the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and PROVIDED, FURTHER, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the foregoing, if the dispute is resolved in favor of the Company, the Date of Termination shall not he deemed to have been extended for purposes of this Agreement. If the Date of Termination is extended by a notice of dispute, the rights and the obligations of the parties upon a final determination shall be governed by the terms of this Agreement, regardless of whether the Agreement otherwise remains in effect on the date of such final determination. Notwithstanding the pendency of any such dispute, the Company will continue to pay to the Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited
to,  base  salary)  and  continue  the  Executive  as  a   participant   in  all
compensation, benefit and insurance plans and perquisites in which the Executive was participating when the notice giving rise to the dispute was given and the Executive shall, at the Company's request, continue to perform his obligations hereunder, in each case, until the dispute is finally resolved in accordance with this subsection.

                  If the Company elects not to have the Executive continue to perform his obligations hereunder during the pendency of such dispute, and the Company prevails in such dispute, then the Executive shall promptly return to the Company any monies (or the value of any benefits) received with respect to service performed by him after the originally stated Date of Termination to which the Executive would not have been otherwise entitled.

                  COMPENSATION UPON TERMINATION, DEATH OR DURING DISABILITY.

                  During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Executive shall continue to receive his full base salary and other benefits at the rate then in effect for such period (offset by any payments to the Executive received pursuant to disability benefit plans maintained by the Company) until his employment is terminated pursuant to Section 6(b) hereof, and upon such termination, the Company shall pay all other unpaid amounts, if any, to which the Executive is entitled as of such Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall be paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by his death, the Company shall within ten days following the date of the Executive's death, (i) pay any amounts due to the



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Executive  under  Section  5  through  the date of his death and (ii) pay to the
Executive's legal representative (A) any death benefits provided under any Benefit Plan in accordance with their terms and (B) all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) (which amounts shall he paid in a lump sum within 10 days of such Date of Termination) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  If the Executive's employment is terminated by the Company for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination, including any expenses owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time, if any, such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred, and the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  Subject to Section 8 hereof, if (A) in breach of this Agreement, the Company shall terminate the Executive's employment (it being understood that a purported termination pursuant to Section 6(b) hereof or
Section 6(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement) or (B) the Executive shall terminate his employment for Good Reason, then the Company shall provide the following payments and benefits (collectively, the "Severance Payments"):

                  the Company shall pay the Executive his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any amounts owed pursuant to Section 5(c) and amounts under any compensation plan or program of the Company, at the time such payments are payable to the Executive under the terms of such plan in light of the circumstances in which such termination occurred; and

                  in lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as liquidated damages to the Executive on the Date of Termination, a lump sum amount equal to the product of (1) the sum of (a) the Executive's annual base salary rate in effect as of the date Notice of Termination is given and (b) the greatest of (i) the Executive's guaranteed annual bonus (if any) with respect to the fiscal year in which the Date of Termination occurs, (ii) the target annual bonus which may become payable to the Executive with respect to the fiscal year in which the Date of Termination occurs, (iii) the annual bonus payments made to the Executive with respect to the fiscal year immediately prior to the fiscal year in which the Date of Termination occurs and (iv) the average of the annual bonus payments made to the Executive with respect to the three fiscal years immediately prior to the fiscal year in which the Date of Termination occurs (or such shorter period as the Executive has been employed by the Company) multiplied by (2) the number two; and

                  notwithstanding any provision of the Company's annual incentive plans, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of (a) any annual incentive compensation which has been allocated or awarded to the Executive for the completed fiscal year preceding the Date of Termination but has not yet been paid (pursuant to clause (i) above or otherwise), and (b) the difference between (1) a pro rata portion to the Date of Termination of the value of any annual contingent incentive compensation award to the Executive for an uncompleted fiscal year calculated by multiplying the applicable target bonus thereunder by a fraction the numerator of which shall be the number of days the Executive was employed during such fiscal year and the denominator of which shall be 365, and (2) the amount of any annual incentive compensation award the Company has already paid to the Executive for the uncompleted fiscal year; and

                  the Company shall at its own cost continue the participation of the Executive for a period of two years, in all medical, life and other employee "welfare" benefit plans and programs (including, without limitation, all qualified, non-qualified, and supplemental retirement and welfare benefit plans) in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is permitted under the terms and provisions of such plans and programs as in effect on the date of such Termination. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; and

                  the Company shall, at its own cost, continue to provide the Executive for a period of two years with the perquisites, reimbursements and payments the Company gave or provided to the Executive, pursuant to Section 5(d) of this Agreement, immediately prior to the Date of Termination; and

                  the Company shall pay to the Executive (upon presentation of appropriate invoices and other documentation) an amount equal to the amount of all legal fees and expenses incurred by the Executive in contesting, arbitrating or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement; PROVIDED that, such claim has been brought in good faith by the Executive



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         and if the  Executive  shall not be  successful,  the  Executive  shall return 50% of the legal fees and expenses previously reimbursed to the Executive by the Company; and

                  if the Company shall fulfill its obligations to the Executive pursuant to this Section 7(d) then the Company shall, thereafter, have no further obligations to the Executive under this Agreement.

                  The Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this
Section 7 be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  The obligations of the Company to make payments and provide benefits under this Section 7 shall survive the termination of this Agreement.

                  TREATMENT OF PARACHUTE PAYMENTS.

                  Notwithstanding  any other  provisions of this Agreement,  and except as set forth below, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") is determined to be an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or substitute provision of the Code, with the effect that Executive is liable for the payment of the excise tax described in Code Section 4999 or any successor or substitute provision of the Code (the "Excise Tax"), then, after taking into account any reduction in the Total Payments provided by reason of Code Section 280G in such other plan, arrangement or agreement, the cash payments provided in Section 7(d)(ii) of this Agreement shall first be reduced, and the noncash payments and benefits shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax; provided, however, that Executive may elect (at any time prior to the payment of any Total Payment under this Agreement) to have the noncash payments and benefits reduced (or eliminated) prior to any reduction of the cash payments under this Agreement. Notwithstanding the foregoing, payments or benefits under this Agreement will NOT be reduced unless: (i) the net amount of the Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) IS GREATER than (ii) the difference of (A) the net amount of such Total Payments, without reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments), minus (B) the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments.

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                  (b) All determinations  required to be made under this Section
8, and the assumptions to be utilized in arriving at such determination, shall be made by the certified public accounting firm used for auditing purposes by the Company immediately prior to the Date of Termination (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive not later than 5 days prior to the Date of Termination. The
Company  shall  pay  all  fees  and  expenses  of  the   Accounting   Firm.  Any
determination by the Accounting Firm shall be binding upon the Company and the Executive, except as provided in paragraph (c) below.

                  (c) As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Internal Revenue Service ("IRS") or other agency will claim that an Excise Tax, or a greater Excise Tax, is due. If the Executive is required to make a payment of any such Excise Tax, the Company will promptly pay the Executive an additional amount equal to the amount, or greater amount, of Excise Tax the Executive is required to pay (plus a gross up payment for any income taxes, interest, penalties or additional Excise Tax payable by Executive with respect to such Excise Tax or additional payment), as determined by the Accounting Firm. Executive will notify the Company in writing of any claim by the IRS or other agency that, if successful, would require payment by the Company of the additional payments under this paragraph. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments. The Company shall pay all fees and expenses of the Executive relating to a claim by the IRS or other agency.

                  RESTRICTIVE COVENANTS.

                  (a) COVENANT NOT TO COMPETE. The Executive acknowledges that, as a key management employee, the Executive will be involved, on a high level, in the development, implementation and management of the Company's strategies and plans, including those which involve the Company's finances, research, marketing, planning, operations, industrial relations and acquisitions, and that he will have access to Confidential Information, as defined in Section 10. By virtue of the Executive's unique and sensitive position and special background, employment of the Executive by a competitor of the Company represents a serious competitive danger to the Company, and the use of the Executive's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company. In view of the foregoing, the Executive covenants and agrees that, if the Executive's employment is terminated (i) by the Company in breach of this Agreement, (ii) pursuant to an event constituting Good Reason or (iii) under any other circumstances, then, for a period of two years in the case of clauses (i) and
(ii) of this sentence, and for a period of one year in the case of clause (iii) of this sentence, after the Date of Termination (the "Non-Compete Period"), the Executive will not engage or be engaged, in any capacity, directly or indirectly, including but not limited to, as an employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5%

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equity  interest in any  enterprise)  in any business  entity  anywhere in North
America which is engaged in direct competition with any business of the Company on the Date of Termination which had revenues of ten percent (10%) or more of the Company's consolidated revenues for the four most completed fiscal quarters (a business meeting this requirement shall be referred to as a "Competitor").

         If any court determines that the covenant not to compete contained in this Section 9, or any part hereof, is unenforceable, such court shall have the power to reduce the duration or scope of such provision, or make any other changes, provided that such changes are as close to the terms hereof as possible and, in its reduced form, such provision shall then be enforceable.

                  (b) NON-SOLICITATION OF EMPLOYEES. Executive agrees that, during the Non- Compete Period, he shall not, without the prior written consent of the Company, solicit any current employee of the Company or any of its subsidiaries, or any individual who becomes an employee at or before the Date of Termination, to leave such employment and join or become affiliated with any business that is, during the Non-Compete Period, a Competitor.

                  (c) SURVIVAL OF NON-COMPETE TERMS. The provisions set forth in this Section 9 shall survive termination of this Agreement.

                  CONFIDENTIALITY. The Executive recognizes that he will have access to confidential information, trade secrets, proprietary methods and other data which are the property of and integral to the operations and success of Company ("Confidential Information") and therefore agrees to be bound by the provisions of this Section 10, which both Company and Executive agree and acknowledge to be reasonable and to be necessary to the Company. In recognition of this fact, the Executive agrees that the Executive will not disclose any Confidential Information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information which the Executive did not know and should not have known was disclosed to the Executive in violation of any other person's confidentiality obligation and (iii) disclosure required in connection with any legal process (after giving the Company the opportunity to dispute such requirement)) to any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, nor shall the Executive make use of any such information for the benefit of any person, firm, corporation or other entity except the Company. The Executive's obligation to keep all of such information confidential shall be in effect during and for a period of two years after the Date of Termination; PROVIDED, HOWEVER, that the Executive will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

                  BINDING  AGREEMENT.  This  Agreement  and  all  rights  of the
Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had

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continued to live, all such amounts,  unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

                  NOTICE. Notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, if delivered personally, or (unless otherwise specified) mailed by United States certified or regis-

tered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, addressed as follows:

                  If to the Executive:

                           Donald C. Mueller
                           314 South Lincoln
                           Hinsdale, Illinois  60521

                  If to the Company:

                           Transportation Technologies Industries, Inc.
                           980 North Michigan Avenue
                           Suite 1000
                           Chicago, Illinois  60611
                           Attn: Secretary

                  With a copy to:

                           Robert F. Wall, Esq.
                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois  60601

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  INDEMNIFICATION. Following the Executive's Date of Termination, the Company will: (i) indemnify and hold harmless the Executive for all costs, liability and expenses (including reasonable attorneys' fees) for all acts and omissions of the Executive that relate to the Executive's employment with the Company, to the maximum extent permitted by law; and (ii) continue the Executive's coverage under the directors' and officers' liability coverage maintained by the Company, as in effect from time to time, to the same extent as other current or former senior executive officers and directors of the Company.

                  GENERAL PROVISIONS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law principles.

                  VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agree-

ment of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.

                  IRREPARABLE HARM. The Executive acknowledges that: (i) the Executive's compliance with this Agreement is necessary to preserve and protect the proprietary rights, Confidential Information and the goodwill of the Company and its subsidiaries as going concerns; (ii) any failure by the Executive to comply with the provisions of this Agreement will result in irreparable and continuing injury for which there will be no adequate remedy at law; and (iii) in the event that the Executive should fail to comply with the terms and conditions of this Agreement, the Company shall be entitled, in addition to such other relief as may be proper, to all types of equitable relief (including, but not limited to, the issuance of an injunction and/or temporary restraining order) as may be necessary to cause the Executive to comply with this Agreement, to restore to the Company its property, and to make the Company whole.

                  CONSENT TO JURISDICTION AND FORUM; LEGAL FEES AND COSTS. The Company and the Executive hereby expressly and irrevocably agree that any action, whether at law or in equity, arising out of or based upon this Agreement or the Executive's employment by the Company shall only be brought in a federal or state court located in Chicago, Illinois. The Executive hereby irrevocably consents to personal jurisdiction in such court and to accept service of process in accordance with the provisions of such court. Except as provided in Section 7(d)(v), in connection with any dispute arising out of or based upon this Agreement or the Executive's employment by the Company, each party shall be responsible for its or his own legal fees and expenses and all court costs shall be shared equally by the Company and the Executive unless the court apportions such legal fees or court costs in a different manner.

                  WITHHOLDING. All payments made to the Executive pursuant to this Agreement shall be subject to applicable withholding taxes, if any, and any amount so withheld shall be deemed to have been paid to the Executive for purposes of amounts due to the Executive under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                  TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.

--------------------------------
         DONALD C. MUELLER
                                 By:___________________________________
                                    Name:
                                    Title:






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